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                                                                   Exhibit 10.41

                                                                  EXECUTION COPY

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                           AIRCRAFT SECURITY AGREEMENT

                                 (Direct Loans)

                                   (CH-282SK)

                          dated as of December 27, 2001
                                     between

                           CHAUTAUQUA AIRLINES, INC.,
                                   as Borrower

                                       and

                              JPMORGAN CHASE BANK,
                               as Security Trustee

                         One Embraer EMB-145LR Aircraft
                          U.S. Registration No. N282SK

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                                Table of Contents

                                                                                                   Page
SECTION 1.   DEFINITIONS..............................................................................1
     Section 1.1   Certain Definitions................................................................1
     Section 1.2   Bankruptcy Default.................................................................2

SECTION 2.   SECURITY.................................................................................2
     Section 2.1   Grant of Security..................................................................2

SECTION 3.   COVENANTS OF THE BORROWER................................................................5
     Section 3.1   Liens..............................................................................5
     Section 3.2   Possession.........................................................................5
     Section 3.3   Registration and Operation.........................................................9
     Section 3.4   Loss, Destruction, Requisition, Etc...............................................15
     Section 3.5   Other Obligations.................................................................18
     Section 3.6   Agreement Regarding Engines.......................................................20
     Section 3.7   Quiet Enjoyment...................................................................20
     Section 3.8   Inspection........................................................................21

SECTION 4.   RECEIPT, DISTRIBUTION AND APPLICATION OF CERTAIN FUNDS..................................22
     Section 4.1   Application of Income from the Collateral.........................................22
     Section 4.2   Payments of Principal, Interest and Other Amounts.................................22
     Section 4.3   Withholding.......................................................................23

SECTION 5.   REMEDIES OF THE SECURITY TRUSTEE UPON AN EVENT OF DEFAULT...............................23
     Section 5.1   Remedies with Respect to Collateral...............................................23
     Section 5.2   Remedies Cumulative...............................................................24
     Section 5.3   Discontinuance of Proceedings.....................................................25

SECTION 6.   DUTIES OF THE SECURITY TRUSTEE..........................................................25
     Section 6.1   Notice of Event of Default; Action Upon Event of Default..........................25
     Section 6.2   Action Upon Instructions..........................................................25
     Section 6.3   Indemnification...................................................................26
     Section 6.4   No Duties Except as Specified in Security Agreement or Instructions...............26
     Section 6.5   No Action Except Under Security Agreement or Instructions.........................26
     Section 6.6   Reports, Notices, Etc.............................................................26
     Section 6.7   Removal of Certain Liens..........................................................27
     Section 6.8   No Charges........................................................................27

SECTION 7.   THE SECURITY TRUSTEE....................................................................27
     Section 7.1   Acceptance of Trusts and Duties...................................................27
     Section 7.2   Absence of Duties.................................................................27
     Section 7.3   No Representations or Warranties as to the Aircraft or Documents..................28

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
     Section 7.4   No Segregation of Moneys; No Interest.............................................28
     Section 7.5   Reliance; Security Trustees; Advice of Counsel....................................29
     Section 7.6   Capacity in Which Acting..........................................................29
     Section 7.7   Compensation and Reimbursement....................................................29

SECTION 8.   SUCCESSOR TRUSTEE.......................................................................30
     Section 8.1   Resignation of Security Trustee; Appointment of Successor.........................30

SECTION 9.   SUPPLEMENTS AND AMENDMENTS TO THIS SECURITY AGREEMENT AND OTHER DOCUMENTS...............31
     Section 9.1   Supplemental Security Agreements..................................................31
     Section 9.2   Security Trustee Protected........................................................31
     Section 9.3   Documents Mailed to Lender........................................................31

SECTION 10.   INVESTMENT OF SECURITY FUNDS...........................................................31
     Section 10.1  Investment of Security Funds......................................................31
     Section 10.2  Liability for Losses..............................................................32

SECTION 11.   MISCELLANEOUS..........................................................................32
     Section 11.1  Termination of Security Agreement.................................................32
     Section 11.2  No Legal Title to Collateral in Lender............................................33
     Section 11.3  Sale of the Aircraft by Security Trustee is Binding...............................33
     Section 11.4  Benefit of Security Agreement.....................................................33
     Section 11.5  Section 1110......................................................................33
     Section 11.6  The Borrower's Performance and Rights.............................................33
     Section 11.7  Notices...........................................................................33
     Section 11.8  Severability......................................................................34
     Section 11.9  Separate Counterparts.............................................................34
     Section 11.10  Successors and Assigns...........................................................34
     Section 11.11  Headings.........................................................................34
     Section 11.12  Governing Law; Jurisdiction......................................................34
     Section 11.13  Normal Commercial Relations......................................................35
     Section 11.14  Confidential Information.........................................................35
     Section 11.15  Notices, Instructions, Consents, Execution and Waiver............................35
     Section 11.16  Register.........................................................................36
     Section 11.17  Security Deposit Agreement.......................................................36

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
Annex A            --      Definitions
Annex B            --      Foreign Registration
Annex C            --      Insurance
Annex D            --      Permitted Countries
Exhibit A          --      Form of Security Agreement Supplement
Exhibit B          --      Form of Lease Assignment

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                           AIRCRAFT SECURITY AGREEMENT
                                   (CH -282SK)

          This AIRCRAFT SECURITY AGREEMENT (CH-282SK), dated as of December 27, 2001 is between CHAUTAUQUA AIRLINES, INC., a New York corporation (together with its successors and permitted assigns, the "BORROWER") and JPMORGAN CHASE BANK, a New York banking corporation, as Security Trustee hereunder (herein called, together with its permitted successors and assigns, the "SECURITY TRUSTEE").

                              W I T N E S S E T H:

          WHEREAS, the Lender (such term and other capitalized terms used herein without definition being defined as hereinafter provided) has agreed, pursuant and subject to the terms and conditions of the Loan Agreement, to make a loan to the Borrower, the proceeds of which will be used to enable the Borrower to purchase the Aircraft, such loan to be evidenced by the Notes to be issued by the Borrower; and

          WHEREAS, the Borrower desires by this Security Agreement, among other things, to grant to the Security Trustee a Lien on the Collateral in accordance with the terms hereof as security for the Secured Obligations; and

          WHEREAS, all things have been done to make the Notes, when executed, issued and delivered by the Borrower, the legal, valid and binding obligation of the Borrower; and

          WHEREAS, all things necessary to make this Security Agreement a legal, valid and binding obligation of the Borrower and the Security Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have occurred;

          NOW, THEREFORE, it is hereby covenanted and agreed by and between the parties hereto as follows:

                             SECTION 1. DEFINITIONS

          Section 1.1 CERTAIN DEFINITIONS. For all purposes of this Security Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) capitalized terms used herein have the meanings set forth in Annex A hereto unless otherwise defined herein;

          (b) the definitions stated herein and those stated in Annex A apply equally to both the singular and the plural forms of the terms defined;

          (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Security Agreement as a whole and not to any particular Section or other subdivision;

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          (d) references herein to sections, appendices and exhibits pertain to sections, appendices and exhibits in or to this Security Agreement;

          (e) references to any agreement shall be to such agreement, as amended, modified or supplemented; and

          (f) references to any Person shall include such Person's successors and assigns subject to any limitations provided for herein or in the other Operative Agreements.

          Section 1.2 BANKRUPTCY DEFAULT For purposes of each Operative Agreement, the occurrence and continuance of a Bankruptcy Event shall not be deemed to prohibit the Borrower from taking any action or exercising any right that is conditioned on no Bankruptcy Default, Default or Event of Default having occurred and be continuing if such Bankruptcy Default, Default or Event of Default consists of the institution of reorganization proceedings with respect to Borrower under Chapter 11 of the Bankruptcy Code and the trustee or debtor-in-possession in such proceedings shall have entered into a Section 1110 Agreement and thereafter shall have continued to perform such obligations so that it is entitled to retain possession of the Aircraft in accordance with
Section 1110.

                               SECTION 2. SECURITY

          Section 2.1 GRANT OF SECURITY. To secure the prompt and complete payment (whether at the stated maturity, by acceleration or otherwise) of all principal of, interest on and all other amounts payable by the Borrower under the Operative Agreements (excluding those arising under or relating to Loan B) and under the Related Operative Agreements (excluding those arising under or relating to the Related Loans B) now in existence or hereafter incurred, and the performance and observance by the Borrower of all the agreements and covenants to be performed or observed by it for the benefit of the Lender and the Security Trustee contained in the Operative Agreements (excluding those arising under or relating to Loan B) and under the Related Operative Agreements (excluding those arising under or relating to the Related Loans B) and in consideration of the Note A and the Related Notes A, the premises and of the covenants contained herein and in the other Operative Agreements and under the Related Operative Agreements and of other good and valuable consideration given to the Borrower by the Security Trustee at or before the Borrowing Date (collectively, the "SECURED OBLIGATIONS"), the receipt of which is hereby acknowledged, the Borrower does hereby; grant, bargain, sell, convey, transfer, mortgage, assign, pledge, and confirm unto the Security Trustee and its permitted successors and assigns, for the security and benefit of the Security Trustee and the Lender, a security interest in, and mortgage lien on, all estate, right, title and interest of the Borrower in, to and under, all and singular, the following described properties, rights, interests and privileges whether now or hereafter acquired (hereinafter sometimes referred to as the "COLLATERAL"):

          (a) the Aircraft, including the Airframe and the Engines, whether or not any such Engine may from time to time be installed on the Airframe or any other airframe or any other aircraft, any and all Parts which are from time to time included within the definitions of "Airframe" or "Engines" and, to the extent provided herein, all substitutions and replacements of

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and additions, improvements, accessions and accumulations to the Aircraft, the
Airframe, the Engines and any and all such Parts (such Airframe and Engines as more particularly described in the Security Agreement Supplement executed and delivered with respect to the Aircraft on the Borrowing Date or with respect to any substitutions or replacements therefor), and together with all Aircraft Documents;

          (b) the Purchase Agreement, the Purchase Agreement Assignment and the Bills of Sale to the extent the same relate to continuing rights of the Borrower in respect of any warranty, indemnity or agreement, express or implied, as to title, materials, workmanship, design or patent infringement or related matters with respect to the Airframe or the Engines (reserving to the Borrower, however, all of the Borrower's other rights and interest in and to the Purchase Agreement) together with all rights, powers, privileges, options and other benefits of the Borrower thereunder (subject to such reservation) with respect to the Airframe or the Engines, including, without limitation, the right to make all waivers and agreements, to give and receive all notices and other instruments or communications, to take such action upon the occurrence of a default thereunder, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted thereby or by law, and to do any and all other things which the Borrower is or may be entitled to do thereunder (subject to such reservation), subject, with respect to the Purchase Agreement, to the terms and conditions of Purchase Agreement Assignment;

          (c) to the extent in each case of the interest of the Security Trustee pursuant to the terms hereof, all requisition proceeds with respect to the Aircraft or any Part thereof, and all insurance proceeds with respect to the Aircraft or any Part thereof, but excluding all proceeds of, and rights under, any insurance maintained by the Borrower pursuant to Section 3.3(k) and not required under clauses (A), (B) or (C) of Annex C;

          (d) all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Security Trustee by or for the account of the Borrower pursuant to any term of this Security Agreement or any other Operative Agreement (excluding the Security Deposit Agreement and the Security Account Control Agreement) and held or required to be held by the Security Trustee hereunder or thereunder;

          (e) any Lease Assignment and any Permitted Lease in each case to the extent assigned under any Lease Assignment, in each case together with all rights, powers, privileges, options and other benefits thereunder, including the right to receive and collect all payments thereunder and to make all waivers and agreements, to give and receive notices, and to take all action thereunder or in respect thereof as and to the extent provided in the applicable Lease Assignment;

          (f) all property that may, from time to time, hereafter in accordance with the provision of this Agreement, be expressly subjected to the Lien of this Agreement; and

          (g) all proceeds of the foregoing;

PROVIDED, HOWEVER, that notwithstanding any of the foregoing provisions of this
SECTION 2, so long as no Event of Default shall have occurred and be continuing,
(a) the

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Borrower shall have the right, to the exclusion of the Security Trustee and the
Lender, to quiet enjoyment of the Aircraft, the Airframe and Engines and the other Collateral and to possess, use, retain and control the Aircraft, the Airframe and Engines and the other Collateral and all revenues, income and profits derived therefrom and (b) the Borrower shall have the right, to the exclusion of the Security Trustee, with respect to the Purchase Agreement, to exercise in the Borrower's name all rights and powers of the buyer under the Purchase Agreement and to retain any recovery of benefit resulting from the enforcement of any warranty or indemnity under the Purchase Agreement; and PROVIDED, FURTHER, that notwithstanding the occurrence or continuation of an Event of Default, the Security Trustee shall not enter into any amendment of the Purchase Agreement which would increase the obligations of the Borrower thereunder.

          TO HAVE AND TO HOLD all and singular the Collateral unto the Security Trustee, its permitted successors and assigns, forever, in trust, upon the terms and trusts herein set forth, for the benefit, security and protection of the Lender from time to time, and for the uses and purposes and subject to the terms and provisions set forth in this Security Agreement.

          It is expressly agreed that notwithstanding anything herein to the contrary, the Borrower shall remain liable under the Operative Agreements to perform all of its obligations thereunder, and, except to the extent expressly provided herein or in any other Operative Agreement, neither the Security Trustee nor the Lender shall be required or obligated in any manner to perform or fulfill any obligations of the Borrower under or pursuant to any thereof, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim or take any action to collect or enforce the payment of any amount which may have been assigned to it or to which it may be entitled at any time or times.

          The parties hereto hereby agree that the Manufacturer shall not be deemed to have knowledge of, and need not recognize the occurrence or discontinuance of, any Event of Default, unless and until Manufacturer has received written notice thereof from the Security Trustee addressed to Manufacturer, to its Director of Contracts by mail to EMBRAER-Empresa Brasileira de Aeronautica S.A., Av. Brigadeiro Faria Lima, 2170, 12.227-901 Sao Jose dos Campos-SP, Brazil, or by telecopy to telecopy no.: (55-123) 945-1257, and, in acting in accordance with the terms and conditions of the Purchase Agreement and the Purchase Agreement Assignment, Manufacturer may act with acquittance and conclusively rely upon any such notice.

          The Borrower does hereby constitute and appoint the Security Trustee the true and lawful attorney of the Borrower (which appointment is coupled with an interest) with full power (in the name of the Borrower or otherwise) to ask for, require, demand and receive any and all moneys and claims for moneys due and to become due under or arising out of all property (in each case including insurance and requisition proceeds) which now or hereafter constitutes part of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceeding which the Security Trustee may deem to be necessary or advisable in the premises; PROVIDED that the Security Trustee shall not exercise any such rights except during the continuance of an Event of Default. Without limiting the provisions of the foregoing, during the continuance of any Event of Default but subject to the terms hereof and any mandatory requirements of applicable law, the Security Trustee shall have the right under such power of attorney in its discretion to file any

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claim or to take any other action or proceedings, either in its own name or in the name of the Borrower or otherwise, which the Security Trustee may reasonably deem necessary or appropriate to protect and preserve the right, title and interest of the Security Trustee in and to the security intended to be afforded hereby.

                      SECTION 3. COVENANTS OF THE BORROWER

          Section 3.1 LIENS. Borrower will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Aircraft, the Airframe, any Engines or any Part or its title thereto or any of its interest therein or in or to any Permitted Lease or in any of the other Collateral except:

          (a) the respective rights of the Security Trustee and the Borrower as provided herein and the rights of the parties to the other Operative Agreements or of any Permitted Lessee under any Permitted Lease; (b) the rights of others under agreements or arrangements to the extent expressly permitted by Sections
3.2 or 3.3; (c) Liens for Taxes either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Aircraft, Airframe or an Engine or the interests of the Security Trustee therein or any risk of criminal liability or any material risk of material civil penalty against Lender or Security Trustee; (d) Liens of suppliers, mechanics, workers, repairers, employees, airport operators, air traffic control authorities or other like Liens arising in the ordinary course of business and for amounts the payment of which are either not yet delinquent for more than 30 days or are being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings, so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Airframe or an Engine or the interest of Security Trustee therein or any risk of criminal liability or any material risk of material civil penalty against Lender or Security Trustee;
(e) Liens arising out of judgments or awards against the Borrower (or any Permitted Lessee) so long as within 30 days after entry thereof there shall be in effect with respect to which a stay of execution or such Lien shall have been discharged or vacated; (f) salvage and similar rights of insurers under policies of insurance maintained with respect to the Aircraft; (g) Security Trustee Liens or Lender Liens; and (h) Liens with respect to which the Borrower (or any Permitted Lessee) has provided a bond or other security adequate in the good faith opinion of the Lender and the Security Trustee.

          Liens described in clauses (a) through (h) above are referred to herein as "PERMITTED LIENS". The Borrower shall promptly, at its own expense, take (or cause to be taken) such action as may be necessary duly to discharge (by bonding or otherwise) any Lien other than a Permitted Lien arising at any time with respect to any Collateral.

          Section 3.2 POSSESSION
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          The Borrower will not, without the prior written consent of Security
Trustee (which consent shall not be unreasonably withheld), acting at the written direction of the Lender, lease or otherwise in any manner deliver, transfer or relinquish possession of the Aircraft, the Airframe or any Engine or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe; PROVIDED, HOWEVER, subject to the provisions of
Section 3.2(h), that Borrower may, so long as no Event of Default has occurred and is continuing (except during the Section 1110 Period), without such prior written consent:

          (a) INTERCHANGE AND POOLING

          Subject or permit any Permitted Lessee to subject (x) the Airframe to an Airframe Interchange Agreement or (y) any Engine to normal interchange agreements or pooling agreements or arrangements, in each case customary in the commercial airline industry and entered into by Borrower or such Permitted Lessee, as the case may be, in the ordinary course of business with an air carrier; PROVIDED, HOWEVER, that (A) (i) no such Agreement, agreement or arrangement shall under any circumstances result in, contemplate or require the transfer of title to the Aircraft, Airframe or any Engine and (ii) if the Borrower's title to any Engine shall nevertheless be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and the Borrower shall be required to replace such Engine with a Replacement Engine meeting the requirements of, and in accordance with, Section 3.4; and (B) the party to such Airframe Interchange Agreement or interchange agreement is not then subject to a proceeding under applicable bankruptcy, insolvency or reorganization laws on the date such interchange agreement is entered into.

          (b) TESTING AND SERVICE

          Deliver or permit any Permitted Lessee to deliver possession of the Aircraft, Airframe, any Engine or any Part (i) to the manufacturer thereof or to any third-party maintenance provider, for testing, service, repair, maintenance or overhaul work on the Aircraft, Airframe, any Engine or any Part, or, to the extent required or permitted by the terms of Section 3.3, for alterations or modifications in or additions to the Aircraft, Airframe or any Engine or (ii) to any Person for the purpose of transport to a Person referred to in the preceding clause (i).

          (c) TRANSFER TO U.S. GOVERNMENT

          Transfer or permit any Permitted Lessee to transfer possession of the Aircraft, Airframe or any Engine to the U.S. Government, in which event Borrower shall promptly notify Security Trustee in writing of any such transfer of possession and, in the case of any transfer pursuant to CRAF, in such notification shall identify by name, address and telephone numbers the Contracting Office Representative or Representatives for the Military Airlift Command of the United States Air Force to whom notices must be given and to whom requests or claims must be made to the extent applicable under CRAF.

          (d) INSTALLATION OF ENGINES ON OWNED AIRCRAFT

          Install or permit any Permitted Lessee to install an Engine on an airframe owned by the Borrower or such Permitted Lessee, as the case may be, free and clear of all Liens, except (a) Permitted Liens and those that do not apply to the Engines and (b) the rights of third parties

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under normal interchange or pooling agreements and arrangements of the type that would be permitted under Section 3.2(a).

          (e) INSTALLATION OF ENGINES ON OTHER AIRFRAMES

          Install or permit any Permitted Lessee to install an Engine on an airframe leased to the Borrower or such Permitted Lessee, or purchased by the Borrower or such Permitted Lessee and subject to a mortgage, security agreement, conditional sale or other secured financing arrangement, but only if (a) such airframe is free and clear of all Liens, except (i) the rights of the parties to such lease, or any such secured financing arrangement, covering such airframe and (ii) Liens of the type permitted by clauses (a) and (b) of Section 3.2(d) and (b) the Borrower or Permitted Lessee, as the case may be, shall have received from the lessor, mortgagee, secured party or conditional seller, in respect of such airframe, a written agreement (which may be a copy of the lease, mortgage, security agreement, conditional sale or other agreement covering such airframe), whereby such Person agrees that it will not acquire or claim any right, title or interest in, or Lien on, such Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to the Lien of this Security Agreement.

          (f) INSTALLATIONS OF ENGINES ON FINANCED AIRCRAFT

          Install or permit any Permitted Lessee to install an Engine on an airframe owned by the Borrower or such Permitted Lessee, leased to the Borrower or such Permitted Lessee, or purchased by the Borrower or such Permitted Lessee subject to a conditional sale or other security agreement under circumstances where neither Section 3.2(d) or 3.2(e) is applicable; PROVIDED, HOWEVER, that any such installation shall be deemed an Event of Loss with respect to such Engine, and Borrower shall comply with Section 3.4(d) hereof in respect thereof.

          (g) LEASING

          With respect to the Aircraft, Airframe or any Engine, so long as no Payment Default, Bankruptcy Default or Event of Default has occurred and is continuing, enter into a lease with any Permitted Air Carrier, but only if:

               (i) the Borrower shall provide written notice to Security Trustee of the Borrower's intent to enter into a Permitted Lease 10 days in advance of entering into such lease, such notice to be accompanied by the proposed lease documents;

               (ii) At the time that the Borrower enters into such Permitted Lease, such Permitted Lessee shall not be subject to any bankruptcy, insolvency, liquidation, reorganization, dissolution or similar proceeding, shall not be seeking any reorganization or any readjustment of its debts and shall not be, or shall not have substantially all of its property, in the possession of any liquidator, trustee, receiver or similar person and, if such Permitted Lessee is a Permitted Foreign Air Carrier, the United States then maintains normal diplomatic relations with the country in which such Permitted Lessee has its principal executive offices (or in the case of Taiwan, diplomatic relations at least as good as those in effect on the Borrowing Date);

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               (iii) Any such Permitted Lease: (i) shall include provisions for the maintenance, operation, possession, inspection and insurance of, and removal of Liens on, the Aircraft that are the same in all material respects as the applicable provisions of this Security Agreement, (ii) shall provide that such Permitted Lessee may not further lease or transfer its interests (except transfers of the type permitted in Sections 3.2(a) through 3.2(f)), inclusive, in the Aircraft, Airframe or Engines, and (iii) shall be expressly subject and subordinate to all the terms of this Agreement and to the rights, powers and remedies of Security Trustee hereunder;

               (iv) In connection with a lease to a Permitted Foreign Air Carrier, the Borrower shall have furnished Security Trustee and Lender an opinion (reasonably satisfactory to Lender and Security Trustee) of counsel (reasonably satisfactory to Lender and Security Trustee), in the country of domicile of such Permitted Foreign Air Carrier, that (i) the terms of such lease are the legal, valid and binding obligations of the parties thereto enforceable under the Laws of such jurisdiction, (ii) it is not necessary for Lender or Security Trustee to register or qualify to do business in such jurisdiction, if not already so registered or qualified, as a result, in whole or in part, of the proposed lease, (iii) the Laws of such jurisdiction of domicile require fair compensation by the government of such jurisdiction, payable in a currency freely convertible into Dollars, for the loss of title to the Aircraft, Airframe or Engines in the event of the requisition by such government of such title (unless the Borrower shall provide insurance in the amounts required with respect to hull insurance under Section 3.3(k) covering the requisition of title to the Aircraft, Airframe or Engines by the government of such jurisdiction so long as the Aircraft, Airframe or Engines are subject to such lease), (iv) the laws of such lessee's country of domicile would give recognition to the Borrower's title to, and Security Trustee's Lien in respect of, such Engine or the Airframe and to the registry of such Engine or the Airframe in the name of the Borrower (or the proposed lessee, as appropriate), (v) the agreement of such Permitted Foreign Air Carrier that its rights under the lease are subject and subordinate to all the terms of this Agreement and is enforceable against such Permitted Foreign Air Carrier under applicable Law, and (vi) there exist no possessory rights in favor of the Permitted Foreign Air Carrier under such lease under the Laws of such Permitted Foreign Air Carrier's country of domicile that would, upon bankruptcy or insolvency of or other default by the Borrower and assuming that at such time such Permitted Foreign Air Carrier is not insolvent or bankrupt, prevent the return or repossession of the Aircraft in accordance with and when permitted by the terms of Section 5 upon the exercise by Security Trustee of its remedies under Section 5;

               (v) The Borrower shall furnish to Security Trustee a certificate of its regularly retained independent insurance broker to the effect that the insurance required by Section 3.3(k) remains in effect at the time such lease is entered into;

               (vi) All necessary documents shall have been duly filed, registered or recorded in such public offices in the United States and in such country as may be required fully to preserve the title of the Borrower, and the first priority perfected security interest (subject to Permitted Liens) of Security Trustee, in the Aircraft, Airframe and Engines;

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               (vii) The Borrower shall reimburse Security Trustee and Lender for all of their reasonable out-of-pocket fees and expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by Security Trustee or Lender in connection with any such lease; and

               (viii) The Borrower shall have furnished to Security Trustee an Officer's Certificate to the effect that all conditions precedent provided for herein relating to entry into such lease have been complied with.

          (h) CERTAIN LIMITATIONS ON LEASING OR OTHER RELINQUISHMENT OF
              POSSESSION

          Notwithstanding anything to the contrary in this Section 3.2:

               (i) The rights of any person that receives possession of the Aircraft in accordance with this Section 3.2 shall be subject and subordinate to all the terms of this Security Agreement, and to Security Trustee's rights, powers and remedies hereunder, including, without limitation (i) Security Trustee's right to repossess the Aircraft pursuant to Section 5, (ii) Security Trustee's right to terminate and avoid such lease, delivery, transfer or relinquishment of possession upon the occurrence of an Event of Default and (iii) the right to require the Borrower or such other Person to forthwith deliver the Aircraft, the Airframe and Engines subject to such transfer upon the occurrence of an Event of Default;

               (ii) The Borrower shall remain primarily liable hereunder for the performance of all the terms of this Agreement and the other Operative Agreements to the same extent as if such transfer had not occurred, and no transfer of possession of the Aircraft, the Airframe, any Engine or any Part or any failure of performance under or with respect to any such transfer shall in any way discharge or diminish any of the Borrower's obligations to Security Trustee or Lender hereunder or under any other Operative Agreement;

               (iii) The Borrower shall ensure that no lease, delivery, transfer or relinquishment permitted under Section 3.2 shall affect the United States registration of the Aircraft, unless also made in accordance with the provisions of Section 3.3;

               (iv) Any event that constitutes or would, with the passage of time, constitute an Event of Loss under paragraph (c), (d), or (e) of the definition of such term (as set forth in Annex A) shall not be deemed to violate the provisions of Section 3.2; and

               (v) Any Wet Lease shall not constitute a delivery, transfer or relinquishment of possession for purposes of Section 3.2 and shall not be prohibited by the terms hereof.

          Section 3.3 REGISTRATION AND OPERATION.

          (a) REGISTRATION AND RECORDATION. Borrower shall cause the Aircraft to be, and at all times to remain, duly registered with the FAA under the Federal Aviation Code in the name of Borrower or with such other country of registry and in such name as shall be permitted under Section 3.3(b) below. Borrower shall execute any and all such documents as may be required by law or as the Lender or Security Trustee may reasonably request for the purpose of effecting and continuing such registration. Unless the Lien of this Agreement has been discharged, Borrower shall also cause this Agreement to be duly recorded and at all times maintained of record as a first-priority perfected mortgage (subject to Permitted Liens) on the Aircraft, the Airframe, and each of the Engines (except to the extent that such perfection or priority cannot be maintained as a result of the failure by Security Trustee to execute and delivery any necessary documents).

          (b) RE-REGISTRATION. So long as no Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing, Borrower may, by 20 days' written notice to Security Trustee, request to change the country of registration of the Aircraft. Any such change in registration shall be effected only in compliance with, and subject to all of the conditions set forth in, Annex B of this Agreement.

          (c) MARKINGS. If permitted by applicable Law, on or reasonably promptly after the Borrowing Date, Borrower will cause to be affixed to, and maintained in, the cockpit of the Airframe and on each Engine, in each case, in a clearly visible location a placard of a reasonable size and shape bearing the following legend, in English: "MORTGAGED TO JPMORGAN CHASE BANK as SECURITY TRUSTEE". Such placards may be removed temporarily, if necessary, in the course of maintenance of the Airframe or Engines. If any such placard is damaged or becomes illegible, Borrower shall promptly replace it with a placard complying with the requirements of this Section 3.3(c).

          (d) COMPLIANCE WITH LAWS. The Borrower shall not, and shall not allow any other Person to, use, operate, maintain, service, repair or overhaul the Airframe or any Engine in violation of any Law binding on or applicable to the Aircraft, the Airframe or any Engine, or in violation of any airworthiness certificate, license or registration of any Government Entity relating to the Borrower or the Aircraft, the Airframe or any Engine, except for immaterial or non-recurring violations with respect to which corrective measures are taken promptly by the Borrower or Permitted Lessee, as the case may be, upon discovery, unless (i) the validity thereof is being contested in good faith and by appropriate proceedings which do not involve a material danger of the sale, forfeiture or loss of the Aircraft, Airframe or such Engine or the interest of Security Trustee therein, any risk of criminal liability or any material risk of material civil liability against Security Trustee or Lender, or (ii) it is not possible for the Borrower (or a Permitted Lessee) to comply with the laws of a jurisdiction other than the United States (or other than any jurisdiction in which the Aircraft is then registered) because of a conflict with the applicable Laws of the United States (or such jurisdiction in which the Aircraft is then registered).

          (e) OPERATION. Borrower agrees not to operate, use or locate the Aircraft, the Airframe or any Engine, or allow the Aircraft, the Airframe or any Engine to be operated, used or located (a) in any area excluded from coverage by any insurance required by the terms of Section 3.3(k), except in the case of a requisition by the U.S. Government where Borrower obtains (and provides evidence of) an indemnity in lieu of such insurance from the U.S. Government, or insurance from the U.S. Government, covering such area, in accordance with
Section 3.3(k) or (b) in any recognized area of hostilities unless fully covered in accordance with

Annex C by war-risk insurance as required by the terms of Section 3.3(k) (including, without limitation, Section 3.3(k)(iii)), unless in any case referred to in this Section 3.3(e) the Aircraft is only temporarily operated, used or located in such area as a result of an emergency, equipment malfunction, navigational error, hijacking, weather condition or other similar unforeseen circumstances, so long as Borrower diligently and in good faith proceeds to remove the Aircraft from such area.

          (f) INFORMATION FOR FILINGS. Borrower shall promptly furnish to Security Trustee such information within Borrower's or any Permitted Lessee's possession, or reasonably available to or obtainable by Borrower or such Permitted Lessee, as may be required to enable Security Trustee timely to file any reports required to be filed by it as Security Trustee under this Agreement with any Government Entity because of, or in connection with, the interest of Security Trustee in the Aircraft, Airframe or Engines, or any other part of the Collateral; PROVIDED, HOWEVER, that with respect to any such information which Borrower reasonably deems commercially sensitive or confidential, Security Trustee shall afford Borrower a reasonable opportunity to seek from any such Government Entity a waiver of the obligation of any such information, or shall consent to the filing of such information directly by Borrower in lieu of filing by Security Trustee, and if any such waiver or consent is evidenced to the reasonable satisfaction of Security Trustee then Borrower shall not be required to furnish such information to Security Trustee.

          (g) MAINTENANCE. The Borrower shall maintain and operate the Aircraft, the Airframe and each Engine, or cause the Aircraft, the Airframe and each Engine to be maintained and operated, in accordance with (1) the Borrower's or a Permitted Lessee's maintenance program for the Aircraft, Airframe and Engines approved by the FAA under FAA Regulations Part 121 (or, if leased to a Permitted Foreign Air Carrier, in accordance with a maintenance program approved by or substantially equivalent to maintenance standards required by the Aviation Authority of the United States, Netherlands, France, Germany, Japan, Canada or the United Kingdom (the "MAINTENANCE PROGRAM"), so as to (i) keep the Aircraft, the Airframe and each Engine in as good operating condition as originally delivered hereunder, ordinary wear and tear excepted, (ii) keep the Aircraft in such operating condition as may be necessary to enable the airworthiness certificate of the Aircraft to be maintained under FAA Regulations parts 21 and 121 or other Aviation Authority then having jurisdiction over the operation of the Aircraft under regulations which are, on the whole, qualitatively equivalent to FAA Regulations parts 21 and 121, except to the extent the FAA or other such Aviation Authority has revoked or suspended the airworthiness certificates for all aircraft of the same type and (iii) comply with all service, inspection, maintenance, modification, repair and overhaul regulations, directives and instructions which are mandatory by the FAA (or, if the Aircraft is registered in another country, the regulations of such country) upon the operator of the Aircraft and Engines; (2) the requirements of the Purchase Agreement so as to preserve the availability of any product warranties thereunder; and (3) except during periods when a Permitted Lease is in effect, the same standards as the Borrower uses with respect to aircraft of similar size in its fleet (including other regional aircraft of comparable size) and, during a period when a Permitted Lease is in effect, the same standards used by the Permitted Lessee thereunder with respect to similar aircraft of similar size in its fleet and operated by such Permitted Lessee in similar circumstances. The Borrower will not discriminate against the Aircraft (as compared to other aircraft of similar size, including other regional aircraft, in the Borrower's fleet), in respect of maintenance; PROVIDED that the foregoing non-discrimination provision shall not apply to any Optional Modifications or Mandatory Modifications (as such terms are defined below) not required to be complied with prior to the Loan A Maturity Date. The Borrower further agrees that the Aircraft, Airframe and Engines will be maintained, used, serviced, repaired, overhauled and inspected in compliance with applicable Laws with respect to the maintenance of the Aircraft and in compliance with each applicable airworthiness certificate, license and registration relating to the Aircraft, Airframe or any Engine issued by the Aviation Authority, other than minor or non-recurring violations with respect to which corrective measures are taken promptly upon discovery thereof and except to the extent the Borrower or Permitted Lessee is contesting in good faith the validity or application of any such Law or requirement relating to any such certificate, license or registration in any reasonable manner which does not involve any risk of criminal liability or greater than non-material risk of material civil penalty against Security Trustee or Lender, or any material danger of the sale, forfeiture or loss of the Aircraft, the Airframe, or any Engine. The Borrower shall maintain the Aircraft Documents in English. The Borrower or a Permitted Lessee may have the Aircraft, the Airframe, the Engines and any Parts installed on the Aircraft thereof maintained by a third party under a maintenance agreement, provided that such third party shall be duly certified by the FAA as a repair station. Any such maintenance agreement shall require maintenance in a manner consistent with the requirements of this Agreement.

          (h) REPLACEMENT OF PARTS.
              Except as otherwise provided herein, the Borrower, at its own cost and expense, will, or will cause a Permitted Lessee to, at its own cost and expense, promptly replace (or cause to be replaced) all Parts which may from time to time be incorporated or installed in or attached to the Aircraft, Airframe or any Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, the Borrower may, at its own cost and expense, or may permit a Permitted Lessee at its own cost and expense to, remove (or cause to be removed) in the ordinary course of maintenance, service, repair, overhaul or testing any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; PROVIDED, HOWEVER, that the Borrower, except as otherwise provided herein, at its own cost and expense, will, or will cause a Permitted Lessee at its own cost and expense to, replace such Parts as promptly as practicable. All replacement Parts shall be free and clear of all Liens, except for Permitted Liens and pooling arrangements to the extent permitted by
Section 3.3(i) below (and except in the case of replacement property temporarily installed on an emergency basis), and shall be in good operating condition and have a value and utility not less than the value and utility of the Parts replaced (assuming such replaced Parts were in the condition required under this Agreement). Except as otherwise provided herein, all Parts at any time removed from the Aircraft, Airframe or any Engine shall remain subject to the Lien of this Agreement, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to the Aircraft, Airframe or such Engine and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to the Aircraft, Airframe or such Engine as above provided, without further act, (i) such replacement part shall become subject to the Lien of this Agreement and be deemed part of the Aircraft, Airframe or such

Engine for all purposes hereof and thereof to the same extent as the Parts originally incorporated or installed in or attached to such Aircraft, Airframe or Engine and (ii) the replaced Part shall thereupon be free and clear of all rights of the Security Trustee and shall no longer be deemed a Part under this Agreement.

          (i) POOLING OF PARTS.

              Any Part removed from the Aircraft, Airframe or any Engine may be subjected by the Borrower or a Permitted Lessee to a normal pooling arrangement customary in the airline industry and entered into in the ordinary course of business of the Borrower or such Permitted Lessee, so long as a Part replacing such removed Part shall be incorporated or installed in or attached to the Aircraft, Airframe or such Engine in accordance with Section 3.3(h) as promptly as practicable after the removal of such removed Part. In addition, any replacement Part when incorporated or installed in or attached to the Aircraft, Airframe or any Engine may be owned by any third party subject to such a normal pooling arrangement, so long as the Borrower, or Permitted Lessee, at its own cost and expense, as promptly thereafter as reasonably possible either (x) causes such replacement part to become subject to the Lien of this Agreement, free and clear of all Liens (except Permitted Liens), at which time such replacement part shall become a Part or (y) replaces (or causes to be replaced) such replacement part by incorporating or installing in or attaching to the Aircraft, Airframe or such Engine a further replacement Part owned by Borrower or a Permitted Lessee free and clear of all Liens (except Permitted Liens).

          (j) ALTERATIONS, MODIFICATIONS AND ADDITIONS.

              The Borrower shall, or shall cause a Permitted Lessee to, make (or cause to be made) such alterations and modifications in and additions to the Aircraft, Airframe and each Engine as may be required from time to time by applicable Law, to the extent made mandatory in respect of the Aircraft (a "MANDATORY MODIFICATION"); PROVIDED, HOWEVER, that the Borrower or any Permitted Lessee may, in good faith and by appropriate procedure, contest the validity or application of any Law, rule, regulation or order in any reasonable manner which does not involve any risk of criminal liability or material risk of material civil liability against Security Trustee or Lender, does not involve a material risk of sale, forfeiture or loss of the Aircraft, and does not adversely affect Security Trustee's Lien on the Aircraft. In addition, so long as no Payment Default or Event of Default shall have occurred and be continuing, the Borrower, at its own cost and expense, may, or may permit a Permitted Lessee at its own cost and expense to, from time to time make such alterations and modifications in and additions to the Aircraft, Airframe or any Engine (each an "OPTIONAL MODIFICATION") as the Borrower or such Permitted Lessee may deem desirable in the proper conduct of its business, including, without limitation, removal of Parts which the Borrower or such Permitted Lessee deems are obsolete or no longer suitable or appropriate for use in the Aircraft, Airframe or such Engine ("OBSOLETE PARTS"); PROVIDED, HOWEVER, that (A) the aggregate value of such removed parts (based on their value on the Delivery Date) shall not exceed $1,250,000 and (B) no such Optional Modification shall (i) diminish the fair market value, utility, condition or useful life of the Aircraft or any Engine below its fair market value, utility, condition or useful life immediately prior to such Optional Modification (assuming the Aircraft or such Engine was in the condition required by this Agreement immediately prior to such Optional Modification), or (ii) cause the Aircraft to cease to have a standard certificate of airworthiness issued under FAA Regulations Parts 21 and 121 and cease to be eligible for operation under FAA Regulations Part 121. Except as otherwise provided herein, title to all Parts (other than Removable Parts (as defined below)) incorporated in the Aircraft, Airframe or such Engine as the result of such Optional Modification shall, without further act, become subject to the Lien of this Agreement. Notwithstanding anything to the contrary in this
Section 3.3(j), the Borrower or a Permitted Lessee may, at any time, remove any Part (such Part being referred to herein as a "REMOVABLE PART") if (i) such Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated in the Aircraft, Airframe or such Engine at the time of delivery thereof hereunder, (ii) such Part is not required to be incorporated in the Aircraft, Airframe or such Engine pursuant to the terms of Sections 3.3(g) or (h), and (iii) such Part can be removed from the Aircraft, Airframe or such Engine without causing damage to the Aircraft or any Engine that is not repaired by the Borrower. The Borrower shall be responsible for the cost of any such removal and repair of any such damage. Removable Parts may be leased from or financed by third parties. Notwithstanding anything to the contrary contained herein, title to any Removable Part so leased from or financed by a third party shall remain vested in such third-party lessor or financing party. Upon the removal by Borrower or such Permitted Lessee of any Removable Part or Obsolete Part as above provided, such Part shall no longer be deemed a Part hereunder and shall be free and clear of all rights of the Security Trustee.

          (k) INSURANCE.

               (i) BORROWER'S OBLIGATION TO INSURE. Borrower shall comply with, or cause to be complied with, each of the provisions of Annex C, which provisions are hereby incorporated by reference as if set forth in full herein.

               (ii) INSURANCE FOR OWN ACCOUNT. Nothing in Section 3.3(k) shall limit or prohibit (a) Borrower from maintaining the policies of insurance required under this Section 3.3(k) with higher limits than those specified in this Section 3.3(k) or (b) Security Trustee or Lender from obtaining insurance for its own account (and any proceeds payable under such separate insurance shall be payable as provided in the policy relating thereto); PROVIDED, HOWEVER, that no insurance may be obtained or maintained that would limit or otherwise adversely affect the coverage of any insurance required to be obtained or maintained by Borrower pursuant to this
     Section 3.3(k), it being understood that all salvage rights to the Airframe or the Engines shall remain with the Borrower's insurers at all times.

               (iii) INDEMNIFICATION BY GOVERNMENT IN LIEU OF INSURANCE. Borrower may obtain and maintain, in lieu of insurance against any risk with respect to the Aircraft described in this Section 3.3(k) indemnification from, or insurance provided by, the U.S. Government, or upon the written consent of Security Trustee, acting at the written direction of the Lender, other Government Entity, against such risk in an amount that, when added to the amount of insurance (including permitted self-insurance), if any, against such risk that Borrower (or any Permitted Lessee) may continue to maintain, in accordance with this Section 3.3(k), shall be at least equal to the amount of insurance against such risk otherwise required by this Section 3.3(k).

               (iv) APPLICATION OF INSURANCE PROCEEDS. As between Borrower and Security Trustee, all insurance proceeds received as a result of the occurrence of an Event of Loss with respect to the Aircraft or any Engine under policies required to be maintained by Lessee pursuant to
     Section 3.3(k) will be applied as provided in Section 3.5(b). All proceeds of insurance required to be maintained by Borrower, in accordance with this
     Section 3.3(k), in respect of any property damage or loss not constituting an Event of Loss with respect to the Aircraft, Airframe or any Engine will be applied in payment (or to reimburse Borrower) for repairs or for replacement property, and any balance remaining after such repairs or replacement with respect to such damage or loss shall be paid over to, or retained by, Borrower.

               (v) APPLICATION OF PAYMENTS DURING EXISTENCE OF DEFAULT. Any amount described in this Section 3.3(k) that is payable or creditable to, or retainable by, Borrower shall not be paid or credited to, or retained by, Borrower if at the time such payment, credit or retention would otherwise occur a Payment Default, a Bankruptcy Default or any Event of Default shall have occurred and be continuing, but shall instead be held by or paid over to Security Trustee (so long as the Lien of this Agreement has not been duly discharged) as security for the obligations of Borrower under this Agreement and shall be invested and applied pursuant to Section 10.

          Section 3.4 LOSS, DESTRUCTION, REQUISITION, ETC.

          (a) EVENT OF LOSS WITH RESPECT TO AIRCRAFT.

               (i) Upon the occurrence of an Event of Loss with respect to the Airframe, and any Engine or Engines installed thereon at the time of such Event of Loss, Borrower shall promptly (and in any event within 10 Business Days after such occurrence) give Security Trustee written notice of such Event of Loss. Within 45 days after such occurrence, Borrower shall give Security Trustee written notice of Borrower's election to make payment in respect of such Event of Loss, as provided in Section 3.4(c), or to replace the Airframe, and any such Engines, as provided in Section 3.4(c).

               (ii) Any failure by Borrower to give such notice of its election shall be deemed to be an election of the option set forth in
     Section 3.4(b). In addition, Borrower shall not be entitled to elect the option set forth in Section 3.4(c) if, at the time Security Trustee receives such notice from Borrower, there shall have occurred and be continuing a Payment Default, a Bankruptcy Default or an Event of Default.

               (iii) For purposes of Section 3.4(b), an Event of Loss with respect to the Airframe shall be deemed to constitute an Event of Loss with respect to the Aircraft. For purposes of Section 3.4(c), any Engine not actually suffering an Event of Loss shall not be required to be replaced.

          (b) PAYMENT OF LOAN. If Borrower elects, in accordance with Section 3.4(a), to make payment in respect of any such Event of Loss, then Borrower shall pay, in the manner and in funds of the type specified in Section 2.2 of the Loan Agreement, the following amounts:

               (i) On or before the Business Day next following the earlier of
     (x) the 120th day following the date of the occurrence of such Event of Loss, and (y) the third day following the receipt of insurance proceeds with respect to such occurrence (but in any event not earlier than the date of Borrower's election under Section 3.4(a) to make payment under this
     Section 3.4(b)) (such date of payment, the "LOSS PAYMENT DATE"), Borrower shall prepay the Loan in full in accordance with Section 2.5 of the Loan Agreement but subject, in the case of Loan B, to Section 2.2(h) of the Loan Agreement.

               (ii) On or before the date required for payment of the amount specified in paragraph (i) above, Borrower shall also pay to Security Trustee and the Lender all other amounts due and payable by Borrower to Security Trustee and the Lender under this Agreement or any other Operative Agreement but subject, in the case of Loan B, to Section 2.2(h) of the Loan Agreement.

          (c) REPLACEMENT OF AIRFRAME AND ENGINES.

               (i) If Borrower elects, in accordance with Section 3.4(a), to replace the Airframe, and any Engine actually suffering the Event of Loss, then Borrower shall, as promptly as possible and in any event within 120 days after the occurrence of such Event of Loss, cause to be subjected to the Lien of this Agreement, in compliance with Section 3.4(e) and as replacement for the Airframe, and any such Engine, a Replacement Airframe (which shall comply with subparagraph (ii) below), and for each such Engine a Replacement Engine, in each case free and clear of all Liens other than Permitted Liens. If Borrower makes such election, but for any reason fails or is unable to effect such replacement within such time period and in compliance with the requirements set forth in Section 3.4(e), then Borrower shall be deemed to have initially made the election set forth in Section 3.4(b) with the effect that Borrower shall immediately pay, in the manner and in funds of the type specified in Section 2.2 of the Loan Agreement, the amounts required under, and in accordance with, Section 3.4(b).

               (ii) Any such Replacement Airframe shall be an airframe that is the same model as the Airframe to be replaced thereby, or an improved model, and that has a value, utility and remaining useful life, at least equal to the Airframe to be replaced thereby (assuming that such airframe had been maintained in accordance with this Agreement). Any such Replacement Engine shall meet the requirements of, and be subjected to the Lien of this Agreement in accordance with, Section 3.4(d) (other than the notice requirement set forth in Section 3.4(d)(i)).

          (d) EVENT OF LOSS WITH RESPECT TO AN ENGINE.

               (i) NOTICE.

          Upon the occurrence of an Event of Loss with respect to an Engine under circumstances in which an Event of Loss with respect to the Airframe has not occurred, Borrower shall promptly (and in any event within 10 Business Days after such occurrence) give Security Trustee written notice of such Event of Loss.

               (ii) REPLACEMENT OF ENGINE.

          Borrower shall, promptly and in any event within 90 days after the occurrence of such Event of Loss, cause to be subjected to the Lien of this Agreement, in compliance with Section 3.4(e) and as replacement for the Engine with respect to which any Event of Loss occurred, a Replacement Engine free and clear of all Liens other than Permitted Liens. Such Replacement Engine shall be an engine manufactured by Engine Manufacturer that is the same model as the Engine to be replaced thereby, or an improved model, and that is suitable for installation and use on the Airframe, and that has a value, utility and remaining useful life (without regard to hours and cycles remaining until overhaul) at least equal to the Engine to be replaced thereby (assuming that such Engine had been maintained in accordance with the Lease).

               (iii) ENGINE EXCHANGE.

          Unless a Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing, upon not less than 30 days' prior written notice to Security Trustee, Borrower may replace any Engine subject to the Lien of this Agreement with another engine (the "EXCHANGED ENGINE") meeting the requirements of Section 3.4(d)(ii). Such Exchanged Engine shall be deemed to be a "Replacement Engine" and Borrower and Security Trustee shall comply with the provisions of Section 3.4(e) with regard to the Exchanged Engine and the Engine so replaced.

          (e) CONDITIONS TO ANY REPLACEMENT.

               (i) DOCUMENTS.

          Prior to or at the time of subjecting to the Lien of this Agreement any Replacement Airframe or Replacement Engine, Borrower shall take each of the following actions:

               (A) cause (i) a Security Agreement Supplement, subjecting such Replacement Airframe or Replacement Engine to the Security Agreement, to be filed for recordation with the FAA pursuant to the Federal Aviation Code and (ii) such UCC financing statements and other filings, as may be required by applicable law or as the Lender or Security Trustee may reasonably request, duly executed by Borrower and to the extent applicable, Security Trustee (and Security Trustee shall execute and deliver the same), to be filed in such locations as may be required by applicable law to perfect the Security Trustee's interest in such Replacement Airframe or Replacement Engine or as such party may reasonably request;

               (B) furnish a certificate of its regularly retained independent insurance broker to the effect that the insurance provisions of
          Section 3.3(k) with respect to such Replacement Airframe or Replacement Engine have been complied with;

               (C) furnish (x) an opinion or opinions of Borrower's counsel (which may be Borrower's general counsel) reasonably satisfactory to Security Trustee and addressed to Security Trustee as to the due registration of any such Replacement Airframe, the ownership of such Replacement Airframe by Borrower and the absence of Liens of record with respect to such Replacement Airframe (other than

          Permitted Liens) and the due filing for recordation of such Security Agreement Supplement with respect to such Replacement Airframe or Replacement Engine under the Federal Aviation Code and (y) an Officer's Certificate of the Borrower stating that all conditions precedent provided for herein to the replacement of the Airframe and/or Engine have been complied with;

               (D) with respect to the replacement of the Airframe, and any Engine installed thereon at the time of the subject Event of Loss, if requested by Security Trustee or Lender and at Borrower's expense, furnish a certified report of a qualified independent aircraft appraiser, reasonably satisfactory to Security Trustee or Lender, certifying that such Replacement Airframe and any such Replacement Engine complies with the value, utility and remaining useful life requirements set forth in Section 3.4(c)(ii); and

               (E) furnish a certificate of a qualified aircraft engineer (who may be an employee of Borrower) certifying that such Replacement Engine complies with the value, utility and remaining useful life requirements set forth in Section 3.4(d)(ii).

               (F) furnish an opinion of the Borrower's counsel (which may be Borrower's general counsel) reasonably satisfactory to Security Trustee and addressed to Security Trustee to the effect that, (i) in the case of a Replacement Airframe, Security Trustee will be entitled to the benefits of
     Section 1110 with respect to the Replacement Airframe, or (ii) immediately prior to such replacement, the benefits of Section 1110 were not, solely by reason of a change in Law or court interpretation thereof, available to Security Trustee.

               Borrower and Security Trustee understand and agree that if at the time of any replacement of the Airframe or any Engine, as contemplated in this Section 3.4, the Airframe was registered in a jurisdiction other than the United States, then the requirements set forth above in this
     Section 3.4 relating to compliance with the requirements of the Federal Aviation Code or the FAA, shall be deemed to refer to the comparable applicable Law of, and the Aviation Authority of, such other jurisdiction.

               (ii) Upon completion of the actions required pursuant to the preceding clause (i), the Security Trustee shall release from the Lien of this Agreement the Airframe replaced by a Replacement Airframe and each Engine replaced by a Replacement Engine (and all Aircraft Documents relating thereto) by executing and delivering to the Borrower all documents and instruments as the Borrower may prepare and reasonably request to evidence such release.

          Section 3.5 OTHER OBLIGATIONS.

          (a)

          (i) NO CHANGE IN PAYMENT OBLIGATIONS. No Event of Loss with respect to an Engine, or with respect to the Airframe, shall result in, or otherwise allow or permit (other than as provided in Section 3.4(b)), any reduction, deferral, discharge or other change in the timing or amount of payments under the Loan Agreement.

          (ii) SECTION 1110. Borrower and Security Trustee shall, in all events, be entitled to the benefits of Section 1110 with respect to any Replacement Airframe or Replacement Engine, and Borrower and Security Trustee shall cooperate and take such action as the other may reasonably request so as to ensure the Security Trustee shall be entitled to such benefits.

          (iii) REPLACEMENT AIRFRAME AND REPLACEMENT ENGINE. The Borrower shall reimburse Security Trustee and Lender for all reasonable out-of-pocket costs (including reasonable attorney's fees) incurred by each of them in connection with any Replacement Airframe becoming the Airframe hereunder and any Replacement Engine becoming an Engine hereunder.

          (iv) SECURED OBLIGATIONS. The Borrower agrees to timely and fully pay and perform all of its duties and obligations under the Operative Agreements.

          (b) APPLICATION OF PAYMENTS. Any amounts, other than insurance proceeds in respect of damage or loss not constituting an Event of Loss (the application of which is provided for in Section 3.3(k)(iv)), received at any time by Security Trustee or any Permitted Lessee from any Government Entity or any other Person in respect of any Event of Loss will be applied as follows:

               (i) REPLACEMENT OF AIRFRAME AND ENGINES. If such amounts are received with respect to the Airframe, and any Engine installed thereon at the time of such Event of Loss, upon compliance by Borrower with the applicable terms of Section 3.4(a) with respect to the Event of Loss for which such amounts are received, such amounts shall be paid over to, or retained by, Borrower.

               (ii) LOSS OF ENGINE. If such amounts are received with respect to an Engine (other than an Engine installed on the Airframe at the time such Airframe suffers an Event of Loss), upon compliance by Borrower with the applicable terms of Section 3.4(d) with respect to the Event of Loss for which such amounts are received, such amounts shall be paid over to, or retained by, Borrower.

               (iii) PAYMENT OF LOSS. If such amounts are received, in whole or in part, with respect to the Airframe, and Borrower makes, has made or is deemed to have made the elections set forth in Section 3.4(b), such amounts shall be applied as follows:

               (A) FIRST, to reimburse Security Trustee for its reasonable costs (including attorney's fees), if any, of procuring such payments; and

               (B) SECOND, if the sum described in Section 3.4(b) has not then been paid in full by Borrower, such amounts shall be paid to Security Trustee so long as the Lien of this Agreement has not been duly discharged to the extent necessary to pay in full such sum; and

               (C) THIRD, the remainder, if any, shall be paid to Borrower.

          (c) REQUISITION OF AIRCRAFT FOR USE. If any Government Entity shall requisition for use the Airframe and the Engines or engines installed thereon, and if the same does not constitute an Event of Loss, Borrower shall promptly notify Security Trustee of such requisition and all of Borrower's obligations under this Agreement shall continue to the same extent as if such requisition had not occurred.

          (d) REQUISITION OF AN ENGINE FOR USE. If any Government Entity shall requisition for use any Engine but not the Airframe, Borrower will replace such Engine by complying with the applicable terms of Sections 3.4(d) and 3.4(e) to the same extent as if an Event of Loss had occurred with respect to such Engine, and any payments received by Security Trustee from such Government Entity with respect to such requisition shall be paid or retained in accordance with
Section 3.5(b)(ii).

          (e) APPLICATION OF PAYMENTS. All payments received by Security Trustee, or any Permitted Lessee, from any Government Entity for the use of the Airframe and Engines or engines installed thereon shall be paid over to, or retained by, Borrower; provided that, if such requisition constitutes an Event of Loss, then all such payments shall be paid over to Security Trustee so long as the Lien of this Agreement has not been duly discharged), and held and applied as provided in Section 3.5(b).

          (f) APPLICATION OF PAYMENTS DURING EXISTENCE OF CERTAIN DEFAULTS. Any amount described in Section 3.4 or 3.5 that is payable or creditable to, or retainable by Borrower, shall not be paid or credited to, or retained by, Borrower if at the time such payment, credit or retention would otherwise occur a Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing, but shall instead be held by or paid over to Security Trustee so long as the Lien of this Agreement has not been duly discharged and shall be held and applied as provided in Section 10 hereof. At such time as there shall not be continuing an Event of Default, Payment Default or Bankruptcy Default, such amount shall be paid to Borrower to the extent not previously applied in accordance with this Section 3.5.

          Section 3.6 AGREEMENT REGARDING ENGINES.

          The Security Trustee agrees, for the benefit of each of the lessor, conditional seller, mortgagee or secured party of any airframe or engine leased to, or owned by, the Borrower (or any Permitted Lessee) subject to a lease, conditional sale, trust indenture or other security agreement that it will not acquire or claim, as against such lessor, conditional seller, mortgagee or secured party, any right, title or interest in any engine as the result of such engine being installed on an airframe subject to the Lien of this Agreement at any time while such engine is subject to such lease, conditional sale, trust indenture or other security agreement and owned by such lessor or conditional seller or subject to a trust indenture or security interest in favor of such mortgagee or secured party.
          Section 3.7 QUIET ENJOYMENT.

          So long as no Event of Default shall have occurred and be continuing, Security Trustee shall not interfere with Borrower's rights hereunder to continued possession, use and operation of, and quiet enjoyment of, the Aircraft.

          Section 3.8 INSPECTION.

          (a) At all reasonable times while the Aircraft is subject to the Lien of this Agreement, Security Trustee or its authorized representatives, which may be the Lender (the "INSPECTING PARTIES"), may upon reasonable notice to Borrower (which shall be one Business Day if an Event of Default has occurred and is continuing) inspect the Aircraft, Airframe and Engines (including, without limitation, the Aircraft Documents) and Borrower shall cooperate, and shall cause any Permitted Lessee to cooperate, with the Inspecting Parties in connection with any such inspection (including, without limitation, permitting any such Inspecting Party to make copies of such Aircraft Documents).

          (b) Except during the continuance of any Event of Default while the
Section 1110 Period shall not be in effect, any inspection of the Aircraft hereunder shall be limited to a visual, walk-around inspection and shall not include the opening of any panels, bays or other components of the Aircraft, Airframe or Engines. In addition, (a) the Inspecting Parties shall be fully covered by their own insurance with respect to any risks incurred in connection with any such inspection, (b) any such inspection shall be subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and any applicable governmental rules or regulations,
(c) in the case of an inspection during a maintenance visit, such inspection shall not interfere with the normal conduct of such maintenance visit or extend the time required for such maintenance visit or, in any event, at any time interfere with the use or operation of the Airframe or any Engine or with the normal conduct of the Borrower's or a Permitted Lessee's business, and (d) the Borrower shall not be required to undertake or incur any additional liabilities in connection with any such inspection. All information obtained in connection with any such inspection shall be held confidential by the Inspecting Parties and shall not be furnished or disclosed by them to anyone other than each other, their bank examiners, auditors, accountants, agents and legal counsel, and except as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental authority or as may be necessary to enforce the terms of this Agreement or the other Operative Agreements, PROVIDED, HOWEVER, that the Lender may during any time it is offering the Aircraft for sale make customary disclosures to prospective purchasers of the Aircraft as to the then current flight and maintenance status of the Aircraft.

          (c) With respect to such rights of inspection, neither Lender nor Security Trustee shall have any duty or liability by reason of not making any such visit, inspection or survey.

          (d) Each Inspecting Party, subject, in case of Security Trustee, to
Section 6.3 or 7.7, shall bear its own expenses in connection with any such inspection (including the cost of any copies made in accordance with Section 3.8(a)), provided, that if an Event of Default shall have occurred and be continuing, the Borrower shall bear all such reasonable expenses, except, in the case of a Chapter 11 reorganization, during the Section 1110 Period.

          (e) If requested by Security Trustee, Borrower shall promptly advise, or shall cause any Permitted Lessee to advise, Security Trustee of the date upon which the Aircraft, Airframe or any Engine undergoes its next scheduled maintenance visit or next "c" check or other major check, and with respect to any Engine, the next off-the-wing maintenance, and shall advise Security Trustee of the name and location of the relevant maintenance performer. An Inspecting Party shall have the opportunity to attend such scheduled maintenance visit or "c" check or other major check, subject to the other provisions of this
Section 3.8.

        SECTION 4. RECEIPT, DISTRIBUTION AND APPLICATION OF CERTAIN FUNDS

          Section 4.1 APPLICATION OF INCOME FROM THE COLLATERAL. After an Event of Default shall have occurred and be continuing, and the unpaid principal of the Loan shall have been accelerated (or deemed accelerated), the Security Trustee shall apply any payments received, any amounts then held and any amounts realized by the Security Trustee with respect to the Collateral in the following order of priority: FIRST, so much of such payments or amounts as shall be required to reimburse the Security Trustee for or to pay the Security Trustee any unpaid fee or out-of-pocket costs and expenses (to the extent not previously reimbursed), including reasonable compensation to the Security Trustee's agents and counsel, and all charges, expenses, liabilities and advances reasonably incurred or made by the Security Trustee for services under this Security Agreement and any other amounts owing to the Security Trustee under Section 6.3 hereof and Sections 9.15 and 9.16 of the Loan Agreement shall be applied by the Security Trustee in reimbursement of such fees, costs, expenses and other amounts; SECOND, so much of such payments or amounts as shall be required to reimburse the Lender for payments made by it to the Security Trustee pursuant to
Section 6.3 or 7.7 (to the extent not previously reimbursed) shall be distributed to the Lender; THIRD, so much of such payments or amounts as shall be required to pay to the Lender all other amounts payable by the Borrower pursuant to the Loan Agreement or pursuant to any other provision of any other Operative Agreement (other than amounts payable pursuant to clause "second" or "fourth" of this Section 4.1 and other than amounts arising from or relating to Loan B) to the Lender and remaining unpaid shall be distributed to the Lender; FOURTH, so much of such payments or amounts as shall be required to pay in full the accrued but unpaid interest on the Note A to the date of distribution shall be distributed to the Lender followed by the aggregate unpaid principal amount of the Note A then due; and fifth, the balance, if any, of such payments or amounts remaining thereafter shall be distributed to, or as directed by, the Borrower.

          Section 4.2 PAYMENTS OF PRINCIPAL, INTEREST AND OTHER AMOUNTS. Payments made by the Borrower to the Security Trustee for the account of the Lender shall constitute payment by the Borrower to the Lender. Provided that the Borrower shall have paid to the Security Trustee in immediately available funds amounts then due on the Note A by 12:30 p.m., New York time, the Security Trustee shall, no later than 2:30 p.m., New York time, on the date of such payment by the Borrower, remit to the Lender (or as it may direct) all such amounts so received by it to such address and in such manner (by wire transfer of immediately available funds if not otherwise specified) as the Lender shall have designated to the Security Trustee in writing. In the event the Security Trustee shall fail to make any such payment as provided above after its receipt of immediately available funds at the place and by the time specified above, the Security Trustee agrees to compensate the Lender for loss of use of funds at the Debt Rate.

          Section 4.3 WITHHOLDING. The Security Trustee shall only withhold from any amounts payable by it as paying agent to the Lender pursuant to Section 4.2 hereof or to the Lender or BNDES under any other Operative Agreement to the extent the Borrower would be permitted to do so as provided in Section 2.6 of the Loan Agreement and provided that it shall comply with the requirements set forth in Section 2.6(c) thereof.

      SECTION 5. REMEDIES OF THE SECURITY TRUSTEE UPON AN EVENT OF DEFAULT

          Section 5.1 REMEDIES WITH RESPECT TO COLLATERAL. (a) REMEDIES AVAILABLE. Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing following acceleration (or deemed acceleration) of the Loan pursuant to Section 8.1 of the Loan Agreement, this Agreement shall be in default, and the Security Trustee (in accordance with the provisions of Section 6) shall, upon the written direction of the Lender, do one or more of the following to the extent permitted by, and subject to compliance with the mandatory requirements of, applicable law then in effect:

               (A) demand the Borrower, upon the written demand of the Security Trustee, at the Borrower's expense, to deliver promptly, and the Borrower shall deliver promptly, all or such part of the Airframe or any Engine as the Security Trustee, acting at the direction of the Lender, may so demand to the Security Trustee or its designee or, the Security Trustee, at its option, may enter upon the premises where all or any part of the Airframe or any Engine are located and take immediate possession of and remove the same by summary proceedings or otherwise; and/or (B) sell all or any part of the Airframe and any Engine at public or private sale, whether or not the Security Trustee shall at the time have possession thereof, as the Security Trustee, acting at the written direction of the Lender, may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle all or any part of the Airframe or such Engine as the Security Trustee, in its sole discretion, acting at the written direction of the Lender, may determine, all free and clear of any rights or claims of the Borrower, and the proceeds of such sale or disposition shall be applied in the order of priorities set forth in Section 4.1; and/or
          (C) acting at the written direction of the Lender, exercise any other remedy of a secured party under the Uniform Commercial Code of the State of New York (whether or not in effect in the jurisdiction in which enforcement is sought).

          Upon every taking of possession of Collateral under this SECTION 5.1, the Security Trustee shall, acting at the written direction of the Lender, from time to time, at the expense of the Collateral, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Collateral, as it may reasonably deem proper. In each such case, the Security Trustee shall have the right to maintain, use, operate, store, lease, control or manage the Collateral and to exercise all rights and powers of the Borrower relating to the Collateral in connection therewith, as the Security Trustee shall deem best, acting at the written direction of the Lender, including the right to enter into any and all such agreements with respect to the maintenance, insurance, use, operation, storage, leasing, control, management or disposition of the Collateral or any part thereof as the Security Trustee may, acting at the written direction of the Lender, reasonably determine; and the Security Trustee shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Collateral and every part thereof. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of use, operation, storage, leasing, control, management or disposition of the Collateral, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Security Trustee may be required or may elect, acting at the written direction of the Lender, to make, if any, for Taxes, insurance or other proper charges assessed against or otherwise imposed upon the Collateral or any part thereof, and all other payments which the Security Trustee may be required or expressly authorized to make under any provision of this Security Agreement, as well as just and reasonable compensation for the services of the Security Trustee and all other amounts owing to the Security Trustee under Section 7.7, and shall otherwise be applied in accordance with the provisions of SECTION 4.

          If an Event of Default shall have occurred and be continuing and the Notes shall have been accelerated pursuant to SECTION 8.1 of the Loan Agreement, and the Security Trustee shall be entitled to exercise remedies hereunder, at the request of the Security Trustee, acting at the written direction of the Lender, the Borrower shall promptly execute and deliver to the Security Trustee such instruments of title and other documents as the Security Trustee may deem necessary or advisable to enable the Security Trustee or an agent or representative designated by the Security Trustee, at such time or times and place or places as the Security Trustee may specify, to obtain possession of all or any part of the Collateral to which the Security Trustee shall at the time be entitled hereunder. If the Borrower shall for any reason fail to execute and deliver such instruments and documents after such request by the Security Trustee, the Security Trustee, acting at the written direction of the Lender, may obtain a judgment conferring on the Security Trustee the right to immediate possession and requiring the Borrower to execute and deliver such instruments and documents to the Security Trustee, to the entry of which judgment the Borrower hereby specifically consents to the fullest extent it may lawfully do so.

          Nothing in the foregoing shall affect the right of the Lender to receive all amounts owing to the Lender as and when the same may be due.

          (b) NOTICE OF SALE. The Security Trustee shall give the Borrower at least 30 days' prior notice of any public sale or of the date on or after which any private sale will be held, which notice the Borrower hereby agrees to the extent permitted by applicable law is reasonable notice. The Lender shall be entitled to bid for and become the purchaser of any Collateral offered for sale pursuant to this Section 5.1 and to credit against the purchase price bid at such sale by the Lender all or any part of the due and unpaid amounts of the Secured Obligations secured by the Lien of this Security Agreement.

          Section 5.2 REMEDIES CUMULATIVE. To the extent permitted by applicable law, each and every right, power and remedy herein specifically given to the Security Trustee or otherwise in this Security Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity, by statute or by the Operative Agreements, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Security Trustee, acting at the written direction of the Lender, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Security Trustee in the exercise of any right, remedy or power or in the pursuit of any remedy shall, to the extent permitted by applicable law, impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Borrower or to be an acquiescence therein.

          Section 5.3 DISCONTINUANCE OF PROCEEDINGS. In case the Security Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Security Trustee, then and in every such case the Borrower and the Security Trustee shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Security Trustee shall continue, as if no such proceedings had been undertaken (but otherwise without prejudice).

                   SECTION 6. DUTIES OF THE SECURITY TRUSTEE

          Section 6.1 NOTICE OF EVENT OF DEFAULT; ACTION UPON EVENT OF DEFAULT. If any payments of the principal of, and interest on, the Note A due and payable on any Payment Date, or when otherwise due and payable, shall not have been paid in full on such Payment Date or such other date, the Security Trustee shall give telephonic notice within one Business Day (followed by prompt written notice) to the Borrower and the Lender specifying the amount and nature of such deficiency in payment; provided that any failure to give such notice shall not relieve the Borrower of its obligation to make such payment. If the Security Trustee has knowledge of an Event of Default, the Security Trustee shall promptly give notice of such Event of Default to the Lender and to the Borrower by telegram, telecopy, telex, or telephone (to be promptly confirmed in writing). The Security Trustee shall only take such action, or refrain from taking such action, with respect to such Event of Default (including with respect to the exercise of any rights or remedies hereunder), as the Security Trustee shall be instructed in writing by the Lender. For all purposes of this Security Agreement, in the absence of actual knowledge, the Security Trustee shall not be deemed to have knowledge of a Default, an Event of Default, an acceleration of the Notes or an Event of Loss, Bankruptcy Event or Bankruptcy Default unless notified in writing by the Borrower or the Lender; and "actual knowledge" (as used in the foregoing clause) of the Security Trustee shall mean actual knowledge of an officer in the Corporate Trust Department of the Security Trustee; provided, however, the Security Trustee shall be deemed to have actual knowledge of the failure of the Borrower to maintain insurance as required under
Section 3.3(k) if the Security Trustee shall receive written notice thereof from an insurer or insurance broker.

          Section 6.2 ACTION UPON INSTRUCTIONS. Subject to the terms of this
Section 6, upon the written instructions at any time of the Lender, the Security Trustee shall promptly (i) give such notice, direction, consent, waiver or approval, or exercise such right, remedy or power hereunder in respect of all or any part of the Collateral, or (ii) take such other action in accordance with the terms hereof as shall be specified in such instruction. The Security Trustee will execute such continuation statements with respect to financing statements relating to the security interest created hereunder in the Collateral as may be specified from time to time in written instructions of the Lender, which instructions shall be accompanied by the form of continuation statement to be executed by the Security Trustee, such continuation statement to be filed by the Borrower. The Security Trustee shall not be liable to the Borrower with respect to any action taken or omitted to be taken by it in accordance with the requests or instructions of the Lender, which requests or instructions are in accordance with the terms hereof, except for any actions or omissions constituting the gross negligence or willful misconduct of the Security Trustee.

          Section 6.3 INDEMNIFICATION. The Security Trustee shall not be required to take any action or refrain from taking any action under Section 6.1 (other than the first two sentences thereof), Section 6.2 or Section 5 or to take any action or refrain from taking any action at the direction or instructions of the Lender under any other Section hereof or under any other Operative Agreement unless it shall have received indemnification against any risks or costs incurred in connection therewith in form and substance reasonably satisfactory to it, including, without limitation, adequate advances against costs which may be incurred by it in connection therewith. The Security Trustee shall not be required to take any action under Section 6.1 (other than the first two sentences thereof), Section 6.2 or Section 5, nor shall any other provision of this Security Agreement or any other Operative Agreement be deemed to impose a duty on the Security Trustee to take any action, if the Security Trustee shall have been advised in writing by outside counsel that such action is contrary to the terms hereof or is otherwise contrary to law or would involve the Security Trustee in personal liability against which the indemnification provided by this Section would not be satisfactory.

          Section 6.4 NO DUTIES EXCEPT AS SPECIFIED IN SECURITY AGREEMENT OR INSTRUCTIONS. The Security Trustee shall not have any duty or obligation to manage, control, lease, use, sell, operate, store, dispose of or otherwise deal with the Aircraft or any other part of the Collateral, or to otherwise take or refrain from taking any action under, or in connection with, this Security Agreement, except as expressly provided by the terms of this Security Agreement or as expressly provided in written instructions received pursuant to the terms of Section 6.1 or 6.2; and no implied duties or obligations shall be read into this Security Agreement against the Security Trustee.

          Section 6.5 NO ACTION EXCEPT UNDER SECURITY AGREEMENT OR INSTRUCTIONS. The Security Trustee agrees that it will not manage, control, use, sell, lease, operate, store, dispose of or otherwise deal with the Aircraft or other property constituting part of the Collateral except in accordance with the powers granted to, or the authority conferred upon, the Security Trustee pursuant to this Security Agreement and in accordance with the express terms hereof.

          Section 6.6 REPORTS, NOTICES, ETC. The Security Trustee will furnish to the Lender, promptly upon receipt thereof, duplicates or copies of all reports, opinions, notices, requests, demands, certificates, financial statements and other instruments furnished to the Security Trustee, to the extent that the same shall not have been otherwise furnished to the

Lender pursuant to this Security Agreement or any other Operative Agreement or to the extent the Security Trustee does not reasonably believe that the same shall have been furnished by the Borrower directly to the Lender; PROVIDED, the failure of the Security Trustee to furnish the Lender with such duplicates or copies shall not impair or affect the validity of any such report, opinion, notice, request, demand, certificate, financial statement or other instrument. The Security Trustee's sole responsibility with respect to such reports, opinions, notices, requests, demands, certificates, financial statements and other instruments shall be to furnish them to the Lender to the extent provided in this Section.

          Section 6.7 REMOVAL OF CERTAIN LIENS. The Security Trustee will not directly or indirectly cause, incur, assume or suffer to exist any Security Trustee Liens on any part of the Collateral, and it agrees that it will, at its own cost and expense, promptly take such action as may be necessary to discharge and satisfy any such Security Trustee Lien and it shall indemnify, protect, defend and hold harmless the Borrower against any claims in any way resulting from or arising out of a breach by it of its obligations under this Section 6.7; provided that such indemnity, to the extent that it relates to Security Trustee Liens referred to in clause (ii) of the definition thereof contained in Annex A hereto, shall only relate to those Security Trustee Liens as shall have arisen as a result of the gross negligence or willful misconduct of the Security Trustee.

          Section 6.8 NO CHARGES. The Security Trustee agrees that it will not impose any lifting charge, cable charge, remittance charge or any other charge or fee on any transfer by the Borrower of funds to, through or by the Security Trustee pursuant to any Operative Agreement, except as may be otherwise agreed in writing by the Borrower.

                        SECTION 7. THE SECURITY TRUSTEE

          Section 7.1 ACCEPTANCE OF TRUSTS AND DUTIES. The Security Trustee accepts the trusts and duties hereby created and applicable to it and agrees to perform such duties but only upon the terms of this Security Agreement and agrees to receive and disburse all moneys received by it as Security Trustee constituting part of the Collateral in accordance with the terms hereof. The Security Trustee shall have no liability hereunder or under any other Operative Agreement, except (a) for its own willful misconduct or gross negligence (or ordinary negligence in the receipt or disbursement of money) or breach of any of its representations or warranties made herein or in any other Operative Agreement to which it is a party, or (b) as otherwise expressly provided in this Security Agreement or the other Operative Agreements.

          Section 7.2 ABSENCE OF DUTIES. Except in accordance with written instructions, requests or consents furnished pursuant to Sections 6.1, 6.2 or
9.1 and except as provided in, and without limiting the generality of,
Section 6.4, the Security Trustee shall have no duty (a) to see to any registration of the Aircraft or any recording or filing of this Security Agreement or any other document, or to see to the maintenance of any such registration, recording or filing, (b) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not the Borrower shall be in default with respect thereto, (c) to confirm, verify or inquire into the failure to receive any financial statements of the Borrower, (d) to inspect the Aircraft at any time or ascertain or inquire as to the performance or observance of any of the Borrower's covenants under this Security Agreement with respect to the Aircraft or (e) to give any consent, make any election or determination or exercise any discretion, it being understood that, except as otherwise expressly provided herein, the duties of the Security Trustee hereunder and under any other Operative Agreement shall be wholly ministerial in nature.

          Section 7.3 NO REPRESENTATIONS OR WARRANTIES AS TO THE AIRCRAFT OR DOCUMENTS. The Security Trustee shall not be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Security Agreement, the Notes, any Security Agreement Supplement, any other Operative Agreement or any other document or instrument, or as to the correctness of any statement (other than a statement by the Security Trustee) contained herein or therein, except that the Security Trustee hereby represents and warrants that:

          (a) it is a banking corporation duly organized and validly existing and in good standing under the laws of the State of New York, is a "citizen of the United States" within the meaning of the Federal Aviation Code and the rules and regulations of the FAA promulgated thereunder (without the use of a voting trust agreement), and has the full corporate power and authority and the legal right under the laws of the State of New York and the laws of the United States in each case governing its banking, trust and fiduciary powers to execute, deliver and carry out the terms of this Security Agreement and the other Operative Agreements to which it is a party;

          (b) this Security Agreement and the other Operative Agreements to which it is a party have been duly authorized by all necessary corporate action on its part, and neither the execution and delivery hereof or thereof nor its performance of any of the terms and provisions hereof or thereof will violate any law or regulation of the State of New York or any federal law or regulation of the United States in each case governing its banking or trust powers, any order or judgment applicable to it or contravene or result in a breach of, or constitute any default under, its corporate charter or by-laws; and

          (c) each of this Security Agreement and the other Operative Agreements to which it is a party has been or will be duly executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such document on its behalf and that each such document is its valid and binding obligation, enforceable against the Security Trustee in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding at law or in equity) and an implied covenant of good faith and fair dealing.

          Section 7.4 NO SEGREGATION OF MONEYS; NO INTEREST. No moneys received by the Security Trustee hereunder need be segregated in any manner except to the extent required by law, and any such moneys may be deposited under such general conditions for the holding of trust funds as may be prescribed by law applicable to the Security Trustee, and, except as otherwise provided herein or as agreed in writing by the Security Trustee, the Security Trustee shall not be liable for any interest thereon; provided that any payments received or applied hereunder by the Security Trustee shall be accounted for by the Security Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.

          Section 7.5 RELIANCE; SECURITY TRUSTEES; ADVICE OF COUNSEL. The Security Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by the Security Trustee to be genuine and reasonably believed by it to be signed by the proper party or parties. The Security Trustee may accept a copy of a resolution of the Board of Directors of the Borrower or the Lender certified by the Secretary or an Assistant Secretary of such party or in the case of the Lender, by any officer as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Security Trustee may for all purposes hereof rely on an Officer's Certificate of the Borrower, as to such fact or matter, and such certificate shall constitute full protection to the Security Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Security Trustee shall furnish to the Borrower upon request such information and copies of such documents as the Security Trustee may have and as are necessary for the Borrower to perform its duties under this Agreement; PROVIDED that the failure of the Security Trustee to furnish such information or documents shall not affect the Borrower's obligations hereunder or under the Notes. The Security Trustee shall assume, and shall be fully protected in assuming, that the Borrower is authorized to enter into this Security Agreement and to take all actions permitted to be taken by it pursuant to the provisions hereof, and shall not inquire into the authorization of the Borrower with respect thereto. In the administration of the trusts hereunder, the Security Trustee may execute any trust or power hereof and perform its powers and duties hereunder directly or through agents or attorneys and the Security Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder and may consult with independent counsel, accountants and other skilled persons to be selected and employed by it, and the Security Trustee shall not be liable for anything done, suffered, or omitted in good faith by it in accordance with the written advice or opinion of any such independent counsel, accountants or other skilled persons acting within such persons' area of competence (so long as the Security Trustee shall have exercised reasonable care in selecting such persons).

          Section 7.6 CAPACITY IN WHICH ACTING. The Security Trustee has entered into this Security Agreement in its individual capacity.

          Section 7.7 COMPENSATION AND REIMBURSEMENT. The Borrower agrees:

          (a) to pay to the Security Trustee from time to time reasonable compensation for all services rendered by it hereunder or under any Operative Agreement (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

          (b) except as otherwise expressly provided herein, to reimburse the Security Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Security Trustee in accordance with any provision of this Security Agreement or any Operative Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith.

          The obligations of the Borrower under this Section 7.7 shall survive the resignation or removal of the Security Trustee and the termination of this Security Agreement and are in addition to any provision in any other Operative Agreement relating to the subject matter thereof, which provision shall not be deemed to limit the obligations of the Borrower contained in this Section.

                          SECTION 8. SUCCESSOR TRUSTEE

          Section 8.1 RESIGNATION OF SECURITY TRUSTEE; APPOINTMENT OF SUCCESSOR.
(a) The resignation or removal of the Security Trustee and the appointment of a successor Security Trustee shall become effective only upon the successor Security Trustee's acceptance of appointment as provided in this Section 8.1. The Security Trustee or any successor thereto may resign at any time without cause by giving at least 60 days' prior written notice to the Borrower and the Lender. In addition, either the Borrower (so long as no Event of Default shall have occurred and be continuing) or the Lender may at any time remove the Security Trustee without cause by an instrument in writing delivered to the Security Trustee, the Lender and (in the case of a removal by the Lender) the Borrower.

          In the case of the resignation or removal of the Security Trustee, the Borrower (unless an Event of Default shall have occurred and be continuing, in which case the Lender) shall promptly appoint a successor Security Trustee reasonably acceptable to the Lender; PROVIDED that the Lender may appoint, within one year after such resignation or removal, a successor Security Trustee which may be other than any successor Security Trustee appointed by the Borrower as provided above, so long as such other successor is (so long as no Event of Default shall have occurred and be continuing) satisfactory to the Borrower, and such successor Security Trustee appointed as provided above shall be superseded by the successor Security Trustee so appointed by the Lender. If a successor Security Trustee shall not have been appointed and accepted its appointment hereunder within 60 days after the Security Trustee gives notice of resignation as provided above, the retiring Security Trustee, the Borrower or the Lender may petition any court of competent jurisdiction for the appointment of a successor Security Trustee. Any successor Security Trustee so appointed by such court shall immediately and without further act be superseded by any successor Security Trustee appointed as provided in the PROVISO to the second preceding sentence within one year from the date of the appointment by such court.

          (b) Any successor Security Trustee, however appointed, shall execute and deliver to the Borrower, the Lender and the predecessor Security Trustee an instrument accepting such appointment, and thereupon such successor Security Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Security Trustee hereunder in the trusts hereunder applicable to it with like effect as if originally named the Security Trustee herein; but nevertheless, upon the written request of such successor Security Trustee, such predecessor Security Trustee shall execute and deliver an instrument transferring to such successor Security Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights, powers and trusts of such predecessor Security Trustee, and, upon payment of its charges, such predecessor Security Trustee shall duly assign, transfer, deliver and pay over to such successor Security Trustee all moneys or other property then held by such predecessor Security Trustee hereunder.

          (c) Any successor Security Trustee, however appointed, shall be a "citizen of the United States" within the meaning of the Federal Aviation Code (49 U.S.C. Section 40102(a)(15)) and shall also be a bank or trust company having a combined capital and surplus of at least $100,000,000 or a bank or trust company whose obligations are guaranteed by a bank or trust company having a combined capital and surplus of at least $100,000,000 or a corporation with a net worth of at least $100,000,000.

          (d) Any corporation into which the Security Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Security Trustee shall be a party, or any corporation to which all or substantially all of the corporate trust business of the Security Trustee may be transferred, shall, subject to the terms of paragraph (c) of this Section, be the Security Trustee under this Security Agreement without further act.

   SECTION 9. SUPPLEMENTS AND AMENDMENTS TO THIS SECURITY AGREEMENT AND OTHER
                                   DOCUMENTS

          Section 9.1 SUPPLEMENTAL SECURITY AGREEMENTS. With the written consent of the Lender, the Borrower may, and the Security Trustee, subject to
Section 9.2, shall, at any time and from time to time, enter into an amendment or amendments hereto or to any of the other Operative Agreements for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Security Agreement or of modifying in any manner the rights and obligations of the Lender and of the Borrower hereunder or thereunder.

          Section 9.2 SECURITY TRUSTEE PROTECTED. If in the opinion of the Security Trustee any document required to be executed pursuant to the terms of
Section 9.1 adversely affects any right, duty, immunity or indemnity in favor of the Security Trustee under this Security Agreement or the other Operative Agreements, the Security Trustee may in its discretion decline to execute such document.

          Section 9.3 DOCUMENTS MAILED TO LENDER. Promptly after the execution by the Security Trustee of any document entered into pursuant to this Section 9, the Security Trustee shall mail, by first-class mail (air mail in the case of international), postage prepaid, a conformed copy thereof to the Lender at the address provided for the Lender in Section 9.2 of the Loan Agreement or at such other address as may be specified by the Lender pursuant to Section 9.2 of the Loan Agreement, but the failure of the Security Trustee to mail such conformed copies shall not impair or affect the validity of such document.

                    SECTION 10. INVESTMENT OF SECURITY FUNDS

          Section 10.1 INVESTMENT OF SECURITY FUNDS. Any monies paid to or retained by the Security Trustee that are required to be paid to the Borrower or applied for the benefit or at the direction of the Borrower, but which the Security Trustee is entitled to hold under the terms hereof pending the occurrence of some event or the performance of some act (including, without limitation, the remedying of a Default or Event of Default), shall, until paid to the Borrower or applied as provided herein, be invested by the Security Trustee at the written authorization and direction of the Borrower from time to time at the sole expense and risk of the Borrower in Permitted Investments. Such authorization and direction of the Borrower shall specify the particular investment to be made and shall certify that such investment constitutes a Permitted Investment. All Permitted Investments held by the Security Trustee pursuant to this Section 10.1 shall either be (a) registered in the name of, payable to the order of, or specially endorsed to, the Security Trustee, or (b) held in an Eligible Account. There shall be promptly remitted to the Borrower any income or gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless a Default or Event of Default shall have occurred and be continuing. If a Default or Event of Default shall have occurred and be continuing, the Security Trustee shall hold any such income or gain as security for the obligations of the Borrower hereunder and apply it against such obligations as and when due, and at such time as there shall not be continuing any such Default or Event of Default, such amount, to the extent not previously so applied against the Borrower's obligations, shall be paid to the Borrower; provided that if any such amount has been so held as security for more than 90 days, during which period (i) the Security Trustee shall not have been limited by operation of law or otherwise from exercising remedies and (ii) the Security Trustee shall not have exercised any remedy available to it under Section 5.1, then such amount, to the extent not previously so applied against such obligations of the Borrower, shall be paid to the Borrower.

          Section 10.2 LIABILITY FOR LOSSES. Except to the extent provided in
Section 7.1, the Security Trustee in its individual capacity shall not be liable for any loss relating to an investment made in accordance with instructions received by it pursuant to this Section 10. The Borrower will promptly pay to the Security Trustee, on demand, the amount of any loss for which the Security Trustee is not liable realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment).

                           SECTION 11. MISCELLANEOUS

          Section 11.1 TERMINATION OF SECURITY AGREEMENT. Upon payment in full of the principal of, and interest on, the Note A and all other amounts then due and owing under any Operative Agreement (other than amounts arising from or relating to Loan B), the Security Trustee shall, upon the written request of the Borrower and at the written direction of the Lender, execute and deliver to, or as directed in writing by, and at the expense of, the Borrower an appropriate instrument or instruments (in due form for recording and in the form provided by the Borrower and approved by the Lender) releasing, without recourse, representation or warranty, the Aircraft and the balance of the Collateral from the Lien of this Security Agreement and, in such event, this Security Agreement and the trusts created hereby shall terminate and this Security Agreement shall be of no further force or effect except as provided in Section 7.7. Except as otherwise provided above, this Security Agreement and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

          Section 11.2 NO LEGAL TITLE TO COLLATERAL IN LENDER. The Lender shall have no legal title to any part of the Collateral. No transfer, by operation of law or otherwise, of any right, title and interest of the Lender in and to the Collateral or this Security Agreement shall operate to terminate this Security Agreement or the trusts hereunder or entitle any successor or transferee of the Lender to an accounting or to the transfer to it of legal title to any part of the Collateral.

          Section 11.3 SALE OF THE AIRCRAFT BY SECURITY TRUSTEE IS BINDING. Any sale or other conveyance of the Aircraft, the Airframe, any Engine or any interest therein by the Security Trustee made pursuant to the terms of this Security Agreement shall bind the Lender and the Borrower, and shall be effective to transfer or convey all right, title and interest of the Security Trustee, the Borrower and the Lender in and to such Aircraft, Airframe, Engine or interest therein. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Lender.

          Section 11.4 BENEFIT OF SECURITY AGREEMENT. Nothing in this Security Agreement, whether express or implied, shall be construed to give to any Person other than the Borrower, the Security Trustee and the Lender any legal or equitable right, remedy or claim under or in respect of this Security Agreement.

          Section 11.5 SECTION 1110. It is the intention of the parties hereto that the security interest created hereby, to the fullest extent available under applicable law, entitles the Security Trustee, on behalf of the Lender, to all of the benefits of Section 1110 with respect to the Aircraft including the right to take possession of the Airframe and Engines in compliance with this Agreement in the event of a case under Chapter 11 of the Bankruptcy Code in which the Borrower is a debtor.

          Section 11.6 THE BORROWER'S PERFORMANCE AND RIGHTS. Any obligation imposed on the Borrower herein shall require only that the Borrower perform or cause to be performed such obligation, even if stated as a direct obligation, and the performance of any such obligation by any permitted assignee, lessee or transferee under an assignment, lease or transfer agreement then in effect and in accordance with the provisions of the Operative Agreements shall constitute performance by the Borrower and to the extent of such performance, discharge such obligation by the Borrower. Except as otherwise expressly provided herein, any right granted to the Borrower in this Agreement shall grant the Borrower the right to permit such right to be exercised by any such assignee, lessee or transferee. The inclusion of specific references to obligations or rights of any such assignee, lessee or transferee in certain provisions of this Agreement shall not in any way prevent or diminish the application of the provisions of the two sentences immediately preceding with respect to obligations or rights in respect of which specific reference to any such assignee, lessee or transferee has not been made in this Agreement.

          Section 11.7 NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all notices required or permitted under the terms and provisions hereof shall be in English and in writing, and any such notice may be given by U.S. mail, courier service or facsimile (confirmed by telephone or in writing in the case of notice by facsimile) or any other customary means of communication, and any such notice shall be effective when delivered if to the Borrower or the Security Trustee, to its address or number set forth below its signature at the foot of this Agreement, and, if to the Lender, to its address or number set forth in Section 9.2 of the Loan Agreement (which shall be deemed, unless otherwise indicated, to be the address of the Corporate Trust Department).

          Section 11.8 SEVERABILITY. Should any one or more provisions of this Security Agreement be determined to be illegal or unenforceable by a court of any jurisdiction, such provision shall be ineffective to the extent of such illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 11.9 SEPARATE COUNTERPARTS. This Security Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Security Agreement including a signature page executed by each of the parties hereto shall be an original counterpart of this Security Agreement, but all of such counterparts together shall constitute one instrument.

          Section 11.10 SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein and in the other Operative Agreements shall be binding upon, and inure to the benefit of, the Borrower and its successors and permitted assigns, and the Security Trustee and its successors and permitted assigns, and the Lender and its successors and permitted assigns, all as provided herein or in the other Operative Agreements. Any request, notice, direction, consent, waiver or other instrument or action by the Lender (unless withdrawn by the Lender or its successor prior to it being acted upon by the Security Trustee) shall bind the successors of the Lender.

          Section 11.11 HEADINGS. The headings of the various Sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          Section 11.12 GOVERNING LAW; JURISDICTION. THIS SECURITY AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND THIS SECURITY AGREEMENT AND ANY SECURITY AGREEMENT SUPPLEMENT SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each of the parties irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in the City of New York for any legal proceeding arising out of or relating to this Security Agreement or any transactions contemplated hereby. Any suit, action or proceeding with respect to this Security Agreement or any Security Agreement Supplement or the transactions contemplated thereby may be brought only in such courts. Each party, to the fullest extent it may do so under applicable law, irrevocably waives and agrees not to assert by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that such suit, action or proceeding has been brought in an inconvenient forum.

          Section 11.13 NORMAL COMMERCIAL RELATIONS. Anything contained in this Security Agreement to the contrary notwithstanding, the Borrower, the Lender or the Security Trustee or any Affiliate of the Borrower, the Lender or the Security Trustee may enter into commercial banking or other financial transactions with each other, and conduct banking or other commercial relationships with each other, fully to the same extent as if this Security Agreement were not in effect, including, without limitation, the making of loans or other extensions of credit for any purpose whatsoever.

          Section 11.14 CONFIDENTIAL INFORMATION. Each of the Borrower and the Security Trustee agrees to keep confidential all non-public information provided to it pursuant to or in connection with this Agreement, the other Operative Agreements and the transactions contemplated hereby or thereby; PROVIDED that nothing herein shall prevent any party hereto from disclosing any such information (i) to its employees, directors, agents, attorneys, accountants and other professional advisors, (ii) to the Lender or BNDES, (iii) upon the demand of any Government Entity having jurisdiction over such party, or in response to any order of any court or other Government Entity or as may otherwise be required pursuant to any Requirement of Law, after providing the other party with prompt notice of such request, demand, order or other requirement so that such party may seek an appropriate protective order and after making reasonable efforts to resist disclosure, (iv) in connection with the exercise of any remedy hereunder or under the other Operative Agreements or (v) as permitted in the Loan Agreement or the Funding Agreement.

          Section 11.15 NOTICES, INSTRUCTIONS, CONSENTS, EXECUTION AND WAIVER. Whenever the provisions of this Security Agreement require or permit notice from or to, instructions from, consent of, execution of any amendment, supplement, instrument, certificate or other document by, or a waiver by, the Lender, the notice from or to, instruction from, consent of, execution by or waiver by, the holders on the date of such notice, instruction, consent, execution or waiver of more than 50% in interest of the principal amount of the Note A then outstanding shall be considered notice from or to, instruction from, consent of, execution by or waiver by, the Lender and shall be binding upon any present or subsequent Lender; provided, however, that without the consent of each holder at the time thereof affected thereby, no amendment, supplement, consent or waiver shall:

          (a) change the final maturity of any Note, or change the dates or amounts of payment of any installment of the principal of or interest on any Note, or reduce the principal of or interest on any Note, or change to a location outside the United States of America the place of payment where, or the coin or currency in which, the principal amount of any Note is payable; or

          (b) create any Lien with respect to the Collateral except such as are permitted by this Security Agreement, or deprive any such holder of the benefit of the Lien on the Collateral created by the Security Agreement; or

          (c) modify the provisions of this Section 11.15; or

          (d) adversely affect any indemnities in favor of such holder.

          Section 11.16 REGISTER. The Security Trustee hereby agrees to maintain the Register pursuant to Section 9.5(d)(v) of the Loan Agreement as agent for and on behalf of the Borrower.

          Section 11.17 SECURITY DEPOSIT AGREEMENT. Concurrently with the execution and delivery of this Agreement, the Security Trustee shall execute and deliver the Security Deposit Agreement (CH-282SK) dated as of December 27, 2001 among Borrower, Lender, and JPMorgan Chase Bank, as Security Deposit Trustee.

          IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective officers, as the case may be, thereunto duly authorized, as of the day and year first above written.

                               CHAUTAUQUA AIRLINES, INC.

                               By:
                                  --------------------------
                                   Name:
                                   Title:
                                   Address:
                                        Attn:

                               JPMORGAN CHASE BANK,
                                 as Security Trustee

                               By:
                                  --------------------------
                                   Name:
                                   Title:
                                   Address: 450 West 33rd Street
                                            New York, New York 10001

                                      Attn: Institutional Trust Services

                                                                      ANNEX B TO
                                                              SECURITY AGREEMENT

                              FOREIGN REGISTRATION

     Subject to the provisions of Section 3.3(b) of this Security Agreement and
Section 9.4 of the Funding Agreement:

          (a) Borrower shall be entitled to register the Aircraft or cause the Aircraft to be registered in a country other than the United States subject to compliance with the following:

               (i) each of the following requirements is satisfied:

               (A) no Event of Default or Bankruptcy Default shall have occurred and be continuing at the time of such registration;

               (B) such proposed change of registration is made in connection with a Permitted Lease to a Permitted Air Carrier; and

               (C) such country is a Permitted Country with which the United States then maintains normal diplomatic relations.

               (ii) Lender and Security Trustee shall have received an opinion (subject to customary exceptions), in form and substance reasonably satisfactory to each of them, of counsel (reasonably satisfactory to each of them) addressed to each such party to the effect that:

               (A) such country would recognize the Borrower's ownership interest in and right to possession of, the Aircraft;

               (B) after giving effect to such change in registration, the Lien of the Security Agreement on the Borrower's right, title and interest in and to the Aircraft shall continue as a valid and duly perfected first priority security interest and all filing, recording or other action necessary to protect the same shall have been accomplished (or, if such opinion cannot be given at the time of such proposed change in registration because such change in registration is not yet effective,
          (1) the opinion shall detail what filing, recording or other action is necessary and (2) the Security Trustee shall have received a certificate from Borrower that all possible preparations to accomplish such filing, recording and other action shall have been done, and such filing, recording and other action shall be accomplished and a supplemental opinion to that effect shall be delivered to the Security Trustee on or prior to the effective date of such change in registration);

               (C) it is not necessary, solely as a consequence of such change in registration and without giving effect to any other activity of the Security Trustee

          (or any Affiliate thereof), for the Security Trustee to qualify to do business in such country as a result of such reregistration;

               (D) unless Borrower or the Permitted Air Carrier shall have agreed to provide insurance reasonably satisfactory to Lender and Security Trustee covering the risk of requisition of use of the Aircraft by the government of such country (so long as the Aircraft is registered under the laws of such country), the laws of such country require fair compensation by the government of such country payable in currency freely convertible into Dollars and freely removable from such country (without license or permit, unless Borrower prior to such proposed reregistration has obtained such license or permit) for the taking or requisition by such government of such use.

          (b) In addition, as a condition precedent to any change in registration Borrower shall have given to Lender and Security Trustee assurances reasonably satisfactory to each of them:

               (i) to the effect that the provisions of Section 3.3(k) of the Security Agreement have been complied with after giving effect to such change of registration;

               (ii) the country of such re-registration imposes aircraft maintenance standards approved by, or at least as stringent as those approved by, the FAA or the central civil aviation authority of the United Kingdom, France, Germany, Japan, the Netherlands or Canada;

               (iii) no Liens (except Permitted Liens) shall arise by reason of such re-registration;

               (iv) any export licenses and certificate of deregistration required in connection with any repossession or return of the Aircraft will be readily obtainable in the normal course without material delay or material burden on Security Trustee, it being agreed that Borrower shall be responsible for the cost thereof;

               (v) the courts of such proposed country of registry will give effect to the choice of New York law to govern the Operative Agreements; and

               (vi) of the payment by Borrower of all reasonable out-of-pocket expenses at no after-tax cost to Lender or Security Trustee in connection with such change of registry, including, without limitation (1) the reasonable fees and disbursements of counsel to Lender and Security Trustee, (2) any filing or recording fees, Taxes or similar payments incurred in connection with the change of registration of the Aircraft and the creation and perfection of the security interest therein in favor of Security Trustee for the benefit of Lender, and (3) all costs and expenses incurred in connection with any filings necessary to continue in the United States the perfection of the security interest in the Aircraft in favor of Security Trustee for the benefit of Lender.

                                                                      ANNEX C TO
                                                              SECURITY AGREEMENT
                                    INSURANCE

A. LIABILITY INSURANCE

          1. Subject to the rights of the Borrower under Section G and except as provided in Section A.2 below, the Borrower shall, without expense to Lender and Security Trustee maintain or cause to be maintained in effect at all times with insurers of nationally or internationally recognized responsibility public liability insurance (including, without limitation, aircraft third party, passenger legal liability, property damage, general third party legal liability and product liability coverage but excluding manufacturer's product liability coverage) with respect to the Aircraft in an amount not less than the greater of
(i) the amount which the Borrower may carry from time to time on other similar aircraft in its fleet (whether owned or leased) and (ii) $200,000,000 per occurrence. Such insurance shall be of the type usually carried by the Borrower with respect to similar aircraft and engines, and covering risks of the kind customarily insured against by the Borrower.

          2. During any period that the Aircraft is grounded and not in operation, the Borrower may modify the insurance required by Section A.1 above, to modify the amounts of public liability and property damage insurance, the scope of the risks covered and the type of insurance, in all circumstances to conform to such insurance customary in the United States airlines industry for regional air carriers similarly situated with the Borrower in respect of similar aircraft which are grounded, not in operation, and stored or hangared, except that in all instances, the amounts of coverage and scope of risk covered and the type of insurance shall be at a minimum no less favorable than the insurance as from time to time applicable to aircraft owned or leased by the Borrower on the ground, not in operation, and stored or hangared.

B. HULL INSURANCE

          Subject to the rights of the Borrower under Section G, the Borrower shall, without expense to Lender or Security Trustee, maintain or cause to be maintained in effect at all times with insurers of nationally or internationally recognized responsibility (i) all risk, ground and flight hull insurance, which may, except as provided below, exclude war risks and allied perils, covering the Aircraft for an amount at all times (even when the Aircraft is grounded or in storage) not less than 110% of the outstanding principal amount of Note A (the "DEBT BALANCE"); PROVIDED THAT, neither the Borrower nor any Permitted Lessee shall be required to maintain all-risk flight aircraft hull insurance with respect to any period in which the Aircraft is grounded and properly stored or hangared. Such insurance shall not provide insurers with a right to replace the Airframe or any Engine with another airframe or engine. Such hull insurance or other insurance of the Borrower (or a Permitted Lessee) shall cover Engines and Parts temporarily removed from the Airframe, pending replacement by installation of the same or similar Engines or Parts on the Airframe. Such insurance shall be of the type usually carried by the Borrower with respect to similar aircraft and engines, and covering risks of the kind customarily insured against by the Borrower.

          Any policies of insurance carried in accordance with this Section B covering the Aircraft and any policies taken out in substitution or replacement for any such policies (i) shall name Security Trustee as exclusive loss payee for any proceeds to be paid under such policies up to an amount equal to the Debt Balance and (ii) shall provide that (A) in the event of a loss involving proceeds in excess of the Threshold Amount, the proceeds in respect of such loss shall be payable to Security Trustee (so long as the Lien of this Agreement shall not have been discharged), except in the case of a loss with respect to an Engine installed on an airframe other than the Airframe, in which case the Borrower (or any Permitted Lessee) shall endeavor to arrange for any payment of insurance proceeds in respect of such loss to be held for the account of Security Trustee (so long as the Lien of this Agreement shall not have been discharged) whether such payment is made to the Borrower (or any Permitted Lessee) or any third party, it being understood and agreed that in the case of any payment to the Security Trustee otherwise than in respect of an Event of Loss, Security Trustee shall, upon receipt of a certificate of a qualified engineer (who may be an employee of the Borrower) certifying that the damage giving rise to such payment shall have been repaired or that such payment shall then be required to pay for repairs then being made, pay the amount of such payment to the Borrower or its order, and (B) the entire amount of any loss involving proceeds of the Threshold Amount or less or the amount of any proceeds of any loss in excess of the Debt Balance shall be paid to the Borrower or its designee, PROVIDED that if a Payment Default, Bankruptcy Default or any Event of Default shall have occurred and be continuing and the insurers have been notified thereof by Lender or the Security Trustee, such payment referred to in clause (B) shall be made as provided in clause (i) above. In the case of a loss with respect to an engine (other than an Engine) installed on the Airframe, Security Trustee shall hold any payment to it of any insurance proceeds in respect of such loss for the account of the Borrower or any other third party that is entitled to receive such proceeds.

C. WAR-RISK, HIJACKING AND ALLIED PERILS INSURANCE

          If and to the extent that the Borrower or a Permitted Lessee operates the Aircraft (A) on routes where it maintains war risk, hijacking or allied perils insurance in effect with respect to other similar owned or leased aircraft in its fleet, (B) on routes (other than routes within the United States, Canada, Mexico, Bermuda and islands other than Cuba in the Caribbean Basin) where the custom in the industry is to carry war risk insurance or (C) in any area of recognized hostilities, the Borrower or such Permitted Lessee shall maintain or cause to be maintained such insurance in effect with respect to the Aircraft in an amount not less than the Debt Balance.

D. GENERAL PROVISIONS

          The Borrower shall cause all policies of insurance carried in accordance with Section A, B, and C, to name the Security Trustee and Lender as additional insureds (collectively, the "ADDITIONAL INSUREDS"), as their respective interests may appear. Such polices shall provide with respect to such Additional Insureds that (i) none of their respective interest in such policies shall be invalidated by any act or omission or breach of warranty or condition contained in such policies by the Borrower or, in the case of any particular Additional Insured, any other Additional Insured; (ii) no cancellation or lapse of coverage for nonpayment of premium or otherwise, and no substantial change of coverage which adversely affects the interests of any such Additional Insured, shall be effective as to such Additional Insured until 30 days (or such lesser period as may be applicable in the case of any war risk, hijacking and allied perils insurance coverage) after receipt by such Additional Insured of written notice from the insurers of such cancellation, lapse or change; (iii) they shall have no liability for premiums, commissions, calls, assessments or advances with respect to such policies; (iv) such policies will be primary without any right of contribution from any other insurance carried by such Additional Insureds; (v) the insurers waive any rights of set-off, counterclaim, deduction or subrogation against such Additional Insureds; (vi) shall apply worldwide and have no territorial restrictions or limitations (except in the case of war risk, hijacking or related perils insurance, which shall apply to the fullest extent available in the international insurance market); and (vii) shall contain a 50/50% Clause per Lloyd's Aviation Underwriter's Association Standard Policy Form AVS 103. Each liability policy shall provide that all the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and provide that the exercise by the insurer of rights of subrogation derived from rights retained by the Borrower will not delay payment of any claim that would otherwise be payable but for such rights of subrogation.

E. REPORTS AND CERTIFICATES; OTHER INFORMATION

          Borrower will furnish to Lender and Security Trustee (A) on or prior to the Borrowing Date, insurance certificates describing in reasonable detail the insurance maintained by Borrower as required pursuant to this Annex C, (B) prior to the cancellation, lapse or expiration of the insurance policies required pursuant to this Annex C, evidence of renewal of such insurance policies, and (C) on or prior to the Borrowing Date and on or before the renewal dates of the insurance policies carried by Borrower pursuant to this Annex C, a report signed by a firm of aircraft insurance brokers, not affiliated with Borrower, regularly retained by the Borrower, stating the opinion of such firm that all premiums in connection with the insurance then due have been paid and the insurance then carried and maintained on the Aircraft complies with the terms hereof and, in the case of renewal insurance, that such renewal insurance will on and after the effective date thereof so comply with the terms hereof, PROVIDED that all information contained in such report shall be held confidential by the Lender and Security Trustee and their respective agents (PROVIDED that they shall agree for the benefit of the Borrower to hold all such information similarly confidential) or as may be required by Applicable Law. Borrower will instruct such firm to give prompt written advice to Lender and Security Trustee of any default in the payment of any premium and of any other act or omission on the part of Borrower of which it has knowledge and which would in such firm's opinion invalidate or render unenforceable, in whole or in any material part, any insurance on the Aircraft. Borrower will also instruct such firm to advise Lender and Security Trustee in writing at least 30 days prior to the termination or cancellation of, or material adverse change in, such insurance carried and maintained on the Aircraft pursuant to this Annex C (or such lesser period as may be applicable in the case of war risk, hijacking and allied perils coverage).

F. RIGHT TO PAY PREMIUMS

          The Additional Insureds shall have the rights but not the obligations of an additional named insured. None of the Additional Insureds shall have any obligation to pay any premium, commission, assessment or call due on any such insurance (including reinsurance).

Notwithstanding the foregoing, in the event of cancellation of any insurance due to the nonpayment of premiums, each of Lender and Security Trustee shall have the option, in its sole discretion, to pay any cash premium in respect of the Aircraft that is due in respect of the coverage pursuant to this Agreement and to maintain such coverage, as Lender or Security Trustee may require, until the scheduled expiry date of such insurance and, in such event, Borrower shall, upon demand, reimburse Lender and Security Trustee for amounts so paid by them.

G. DEDUCTIBLES; SELF-INSURANCE

          Borrower may self-insure, by way of deductible or premium adjustment provisions in insurance policies or otherwise, the risks required to be insured against pursuant to Section 3.3(k) and this Annex C in such amounts as are then self-insured with respect to similar owned or leased aircraft in Borrower's fleet but in no case shall such self-insurance in the aggregate exceed, on a per occurrence or on a fleetwide basis during any policy year, an amount equal to 5% of Borrower's tangible net worth, calculated as at the end of Borrower's immediately preceding fiscal year (but in no event to exceed $10,000,000). A deductible per occurrence that is not in excess of the prevailing standard market deductible for similar aircraft shall be permitted, for each aircraft in Borrower's fleet, in addition to such self-insurance.

                                                                         ANNEX D
                                                           TO SECURITY AGREEMENT

                               PERMITTED COUNTRIES

        Argentina                           Italy

        Australia                           Japan

        Austria                             Luxembourg

        Belgium                             Mexico

        Brazil                              Netherlands

        Canada                              New Zealand

        Denmark                             Norway

        Finland                             Portugal

        France                              Sweden

        Germany                             Switzerland

        Iceland                             United Kingdom

        Ireland

                                                                    EXHIBIT A TO
                                                              SECURITY AGREEMENT

                      SECURITY AGREEMENT SUPPLEMENT NO. ___

          SECURITY AGREEMENT SUPPLEMENT NO. __ (CH-282SK), dated ______ ("Security Agreement Supplement"), between Chautauqua Airlines, Inc. (the "Borrower") and JPMorgan Chase Bank, as Security Trustee under the Security Agreement (each as hereinafter defined).

                              W I T N E S S E T H:

          WHEREAS, the Aircraft Security Agreement (CH-282SK), dated as of December 27, 2001 (the "Security Agreement"; capitalized terms used herein without definition shall have the meanings specified therefore in Annex A to the Security Agreement), between the Borrower and JPMorgan Chase Bank, as Security Trustee (the "Security Trustee"), provides for the execution and delivery of supplements thereto substantially in the form hereof which shall particularly describe the Aircraft, and shall specifically grant a security interest in the Aircraft to the Security Trustee; and

          [WHEREAS, the Security Agreement relates to the Airframe and Engines described in Annex A attached hereto and made a part hereof, and a counterpart of the Security Agreement is attached to and made a part of this Security Agreement Supplement;](1)

          [WHEREAS, the Borrower has, as provided in the Security Agreement, heretofore executed and delivered to the Security Trustee Security Agreement Supplement(s) for the purpose of specifically subjecting to the Lien of the Security Agreement certain airframes and/or engines therein described, which Security Agreement Supplement(s) is/are dated and has/have been duly recorded with the FAA as set forth below, to wit:

DATE                     RECORDATION DATE               FAA DOCUMENT NUMBER]*(2)

----------
(1)  Use for Security Agreement Supplement No. 1 only.

(2)* Use for all Security Agreement Supplements other than Security Agreement Supplement No. 1.

          NOW, THEREFORE, to secure the prompt and complete payment (whether at the stated maturity, by acceleration or otherwise) of all principal of, interest on and all other amounts payable by the Borrower under the Operative Agreements (excluding those arising under or relating to Loan B) and under the Related Operative Agreements (excluding those arising under or relating to the Related Loans B) now in existence or hereafter incurred, and the performance and observance by the Borrower of all the agreements and covenants to be performed or observed by it for the benefit of the Lender and the Security Trustee contained in the Operative Agreements (excluding those arising under or relating to Loan B) and the Related Operative Agreements (excluding those arising under or relating to the Related Loans B), and in consideration of the Note A and the Related Notes A and the premises and of the covenants contained in the Security Agreement, the other Operative Agreements and the Related Operative Agreements, and of other good and valuable consideration given to the Borrower by the Security Trustee at or before the delivery hereof, the receipt of which is hereby acknowledged, the Borrower has granted, bargained, sold, conveyed, transferred, mortgaged, assigned, pledged and confirmed, and does hereby grant, bargain, sell, convey, transfer, mortgage, assign, pledge and confirm, unto the Security Trustee and its permitted successors and assigns, for the security and benefit of the Security Trustee and the Lender, a security interest in, and mortgage lien on, all estate, right, title and interest of the Borrower in, to and under, all and singular, the Airframe and Engines described in Annex A attached hereto, whether or not any such Engine shall be installed on the Airframe or any other airframe of any other aircraft, and any and all Parts, and, to the extent provided in the Security Agreement, all substitutions and replacements of and additions, improvements, accessions and accumulations to the Aircraft, the Airframe, the Engines and any and all Parts;

          To have and to hold all and singular the aforesaid property unto the Security Trustee, its permitted successors and assigns, forever, in trust, upon the terms and trusts set forth in the Security Agreement, for the benefit, security and protection of the Lender from time to time, and for the uses and purposes and subject to the terms and provisions set forth in the Security Agreement.

          This Security Agreement Supplement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Security Agreement Supplement including a signature page executed by each of the parties hereto shall be an original counterpart of this Security Agreement Supplement, but all of such counterparts together shall constitute one instrument

          This Security Agreement Supplement shall be construed as supplemental to the Security Agreement and shall form a part thereof, and the Security Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

          THIS SECURITY AGREEMENT SUPPLEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned have caused this Supplement No. __ to be duly executed by their respective duly authorized officers, on the day and year first above written.

                               CHAUTAUQUA AIRLINES, INC.

                               By:
                                  --------------------------------
                                   Name:
                                        --------------------------
                                   Title:
                                         -------------------------

                               JPMORGAN CHASE BANK,
                                   as Security Trustee

                               By:
                                  --------------------------------
                                   Name:
                                        --------------------------
                                   Title:
                                         -------------------------

                                                                      ANNEX A TO
                                                              SECURITY AGREEMENT
                                                                SUPPLEMENT NO.

                       DESCRIPTION OF AIRFRAME AND ENGINES
                                    AIRFRAME

                                                                  MANUFACTURER'S
      MANUFACTURER           MODEL        FAA REGISTRATION NO.       SERIAL NO.
     Embraer            EMB-145LR        N282SK                  145409

                                     ENGINES

                                                               MANUFACTURER'S
           MANUFACTURER                   MODEL                  SERIAL NO.
     Allison Engine Company Inc.        AE3007A1P           311737
     Allison Engine Company Inc.        AE3007A1P           311740

Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.

                                                                       EXHIBIT B
                                                           TO SECURITY AGREEMENT

                                LEASE ASSIGNMENT

                         DATED AS OF [_______ __, _____]

                                  BY AND AMONG

                            CHAUTAUQUA AIRLINES, INC.

                                       AND

                              JPMORGAN CHASE BANK,
         NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SECURITY TRUSTEE,

               AIRCRAFT LEASE AGREEMENT, DATED AS OF [__________],
                  BETWEEN CHAUTAUQUA AIRLINES, INC., AS LESSOR,
                                       AND
                                  [__________],
                                   AS LESSEE,
                                   RELATING TO

                           ONE EMBRAER MODEL EMB-145LR
              AIRCRAFT BEARING MANUFACTURER'S SERIAL NUMBER 145409
                          AND U.S. REGISTRATION N282SK

================================================================================

          LEASE ASSIGNMENT, dated as of [_______ __, ____] (the "Assignment") by and between Chautauqua Airlines, Inc. ("Chautauqua") and JPMorgan Chase Bank, as Security Trustee (the "Security Trustee").

          WHEREAS, pursuant to that certain Aircraft Lease Agreement, dated as of [_______ __, ____] (the "Lease") between Chautauqua, as lessor, and [___________], as lessee (the "Lessee"), Chautauqua leased one Embraer EMB-145LR aircraft bearing manufacturer's serial number 145409 and U.S. Registration No. N282SK and the aircraft engines described therein (the "Aircraft") to Lessee upon the terms and conditions set forth therein;

          WHEREAS, Chautauqua and the Security Trustee have entered into that certain Security Agreement, dated as of _______, 2001 (the "Security Agreement") and Chautauqua has agreed to collaterally assign all of its rights, title and interest in, to and under the Lease to the Security Trustee; and

          WHEREAS, capitalized terms used in this Assignment shall, unless otherwise defined herein, have the meanings ascribed them in Annex A to that certain Loan Agreement, dated as of _____, 2001 ("Annex A") among Chautauqua, as borrower, the Lender named therein and the Security Trustee.

          [Add any necessary recording or other information as is required for recordation with FAA.]

          NOW, THEREFORE, the parties hereby agree as follows:

          1. Lease Assignment.

               (a) For value received and to secure the due and punctual payment and performance of all the Secured Obligations, Chautauqua hereby collaterally assigns, transfers and conveys to the Security Trustee, its successors and assigns, all its right, title and interest in, to and under the Lease, including but not limited to:

                    (i) all of Chautauqua's rights and interests as lessor of the Aircraft and any part thereof at any time subject to the Lease;

                    (ii) any and all rents, insurance and condemnation proceeds, and all other payments and other moneys due or to become due, and any and all claims, rights, powers, remedies, title and interest of Chautauqua in and to or under or arising out of the Lease (including without limitation all claims for damages or other sums arising upon sale or other disposition of or loss of use of or requisition of title to or use of the Aircraft and any part thereof at any time subject to the Lease or upon any event of default specified therein (hereinafter referred to as an "Lease Event of Default");

                    (iii) all rights, powers, privileges, remedies and other benefits of Chautauqua under the Lease and all rights to make determinations, exercise options or elections, give or withhold consents, waivers and approvals, give notices and exercise remedies (including the right to declare or exercise remedies with respect to Lease Event of Default and to repossess any property), to appoint any appraiser or to take any other action under or in respect of the Lease or accept any surrender or redelivery of the Aircraft and any part thereof, as well as all the rights, powers and remedies on the part of Chautauqua, whether arising under the Lease or by statute or at law or in equity or otherwise, as a result of any Lease Event of Default or event that, with the giving of notice or the lapse of time, or both, would become a Lease Event of Default (hereinafter referred to as a "Lease Default"); and

                    (iv) all proceeds of the foregoing.

          ((i), (ii),(iii) and (iv) above, collectively, the "Assigned Rights")

               (b) This Assignment is a present assignment and shall be effective, and the security interest created hereby shall attach, immediately upon execution of this Assignment; PROVIDED, HOWEVER, that the Security Trustee shall not be entitled to exercise, and Chautauqua alone shall remain entitled to exercise, any of the rights, powers, privileges, remedies and other benefits of Chautauqua described above, unless and until an "Event of Default" under the Loan Agreement shall have occurred and be continuing.

          2. PERFORMANCE OF CHAUTAUQUA'S OBLIGATIONS. It is expressly agreed that notwithstanding anything herein contained to the contrary, (i) Chautauqua shall remain liable under the Lease to perform all of its obligations thereunder to the same extent as if this Assignment had not been executed, and (ii) the Security Trustee shall not have any obligation or liability under the Lease solely by reason of or arising out of the Assignment, nor shall the Security Trustee or any other party be required or obligated in any manner to perform or fulfill any obligation of Chautauqua under or pursuant to the Lease, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or to take any other action to collect or enforce the payment of any amounts to which it or they may be entitled hereunder at any time or times.

          3. EVENT OF DEFAULT. Upon the occurrence of an Event of Default under the Loan Agreement and at any time thereafter so long as the same shall be continuing, the Security Trustee may, at its option, exercise one or more of the remedies set forth below and/or available to it under the Security Agreement or which may be available to it under the New York Uniform Commercial Code whether or not applicable in the relevant jurisdiction, as Security Trustee may, in its sole discretion determine, which remedies are cumulative and in addition to every other right or remedy provided by law.

          3.1 COLLECTION OF LEASE PAYMENTS. Security Trustee may collect and retain all rents, proceeds, payments and other moneys due or to become due under the Lease or any other property assigned hereunder and apply such amount to payments due under the Loan Agreement, as the Security Trustee, in its discretion, shall determine;

          3.2 MAINTENANCE OF LEASE. Security Trustee may assume all or any part of Chautauqua's right, title and interest in the Lease and/or any other property assigned thereunder and maintain the Lease and such other property assigned hereunder in full force and effect, with the Security Trustee, substituted for Chautauqua as the beneficiary thereunder, and in any such event all the right, title and interest of Chautauqua therein shall be extinguished and the Security Trustee, shall be entitled to collect and retain all rents and payments thereunder; and/or

          3.3 SALE. Security Trustee may sell at public or private sale, without appraisal, for such price as it may deem fair, the Lease and all Chautauqua's right, title and interest therein, in which case the Security Trustee shall give Chautauqua at least 15 days' notice of the date fixed for any public sale or of the date on or after which will occur the execution of any contract providing for any private sale thereof, and each purchaser at any such sale shall hold such property absolutely free from any claim or right on the part of Chautauqua, Chautauqua hereby waiving and releasing (to the extent permitted by law) all rights of redemption, stay, appraisal, reclamation and turnover that Chautauqua now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          4. WAIVER, INVALIDITY OF REMEDIES. Chautauqua waives any right to require the Security Trustee to pursue any other remedy it may have against Chautauqua. The invalidity or unenforceability of any remedy in any jurisdiction shall not invalidate such remedy or render it unenforceable in any other jurisdiction. The invalidity or unenforceability of any of the remedies provided herein in any jurisdiction shall not in any way affect the right to enforcement in such jurisdiction or elsewhere of any of the other remedies provided herein.

          5. POWER OF ATTORNEY. Chautauqua does hereby constitute the Security Trustee and its successors and assigns, its respective true and lawful attorney-in-fact, with full power (in the name of Chautauqua or otherwise) and at the expense of Chautauqua but for the use and benefit of the Security Trustee, at any time after an Event of Default under the Loan Agreement has occurred and for so long as it is continuing, to enforce each and every term and provision of the Lease and any other property assigned hereunder, to ask, require, demand, receive, collect, compound and give acquittance and discharge for any and all moneys and claims for moneys due and to become due under or arising out of the Lease or any other property assigned hereunder, to endorse any checks or other instruments or orders in connection therewith, to settle, compromise, compound or adjust any such claims, to exercise and enforce any and all claims, rights, powers or remedies of every kind and description of Chautauqua under or arising out of the Lease or any other property assigned hereunder, to file, commence, prosecute, compromise and settle in the name of Chautauqua or the Security Trustee, or otherwise any suits, actions or proceedings at law or in equity in any court, to collect any such moneys or to enforce any rights in respect thereto on all other claims, rights, powers and remedies of every kind and description of Chautauqua under or arising out of the Lease or any other property assigned hereunder and generally to sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any of such claims, rights, powers and remedies as fully and completely as though the Security Trustee were the absolute owner thereof for all purposes, and at such times and in such manner as may seem to the Security Trustee to be necessary or advisable or convenient or proper in its absolute discretion.

          6. EXECUTION OF DOCUMENTS. Chautauqua agrees that at any time or from time to time, upon the written request of the Security Trustee, it shall promptly and duly execute and deliver any and all such further instruments, documents and financing statements and do such other acts and things as the Security Trustee may reasonably request in order to obtain the full benefit of this Assignment and the rights and powers granted herein. Chautauqua agrees to give a notice of assignment in the form of Exhibit A hereto to the Lessee and to obtain from the Lessee a consent to assignment in the form of Exhibit B hereto concurrently with its execution of this Agreement.

          7. ASSIGNMENT; PAYMENTS. The Security Trustee may at any time sell, assign, transfer or otherwise dispose of its interest in the Lease, this Assignment, and in the property and security created thereby and hereby, but only in accordance with the express provisions of the Security Agreement and other Operative Agreements. Chautauqua shall not assign, delegate, pledge or otherwise encumber any of its rights or obligations hereunder except as provided herein.

          8. CHAUTAUQUA'S REPRESENTATIONS AND WARRANTIES. Chautauqua represents and warrants that it has not assigned, transferred or pledged, and hereby covenants that it will not assign, transfer or pledge, the whole or any part of the rents, moneys, claims, rights, powers, remedies, titles or interests hereby assigned except as provided herein.

          9. GOVERNING LAW. This Assignment is being delivered in the State of New York, United States of America. This Assignment, including all matters of construction, validity and performance, shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made in such State by residents thereof and to be performed entirely within such State.

          10. COUNTERPARTS. This Assignment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

          11. MISCELLANEOUS. This Assignment may not be amended, supplemented, modified or waived without the prior written consent of the Security Trustee and CHAUTAUQUA. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Assignment, all notices hereunder shall be in writing and shall be given in the manner and at the addresses provided for notices under the Loan Agreement.

                        [CONTINUED ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, each of these parties hereto have duly executed this Assignment as of the date first set forth above.

                               CHAUTAUQUA AIRLINES, INC.

                               By:
                                  ----------------------------------------
                                  Name:
                                  Title:

                               JPMorgan Chase Bank, as Security Trustee

                               By:
                                  ----------------------------------------
                                  Name:
                                  Title:

                                    EXHIBIT A

                              NOTICE OF ASSIGNMENT

                                                              [__________,_____]

[Name and Address of Lessee
Ladies and Gentlemen:

          We hereby give you notice that by that certain Lease Assignment dated as of [_______ __, ____] and made among Chautauqua Airlines, Inc. ("Chautauqua") and JPMorgan Chase Bank, as Security Trustee (the "Security Trustee"), Chautauqua has collaterally assigned to the Security Trustee all right, title and interest in, to and under that certain Aircraft Lease Agreement dated as of [_______ __, ____] (the "Lease") between Chautauqua and you relating to one [__________] aircraft bearing manufacturer's serial number [_____].

          Henceforth, (a) upon receipt of written notice from Security Trustee that an Event of Default has occurred and is continuing under the Loan Agreement all moneys that may be payable by you under said Lease shall be paid to the Security Trustee and (b) all notices, documents and materials required to be delivered by you to Chautauqua under the Lease shall be delivered to the Security Trustee, and not to Chautauqua, at: [________, ______________________]
Attention: [______________].

          This notice and the instructions herein contained are irrevocable. Please acknowledge receipt of this notice to the Security Trustee on the enclosed consent to assignment.

                               CHAUTAUQUA AIRLINES, INC.

                               By:
                                  ----------------------------------------
                                  Name:
                                  Title:

                               JPMorgan Chase Bank, as Security Trustee

                               By:
                                  ----------------------------------------
                                  Name:
                                  Title:

                                    EXHIBIT B

                              CONSENT TO ASSIGNMENT

                                   [Name of Lessee]

                                                             [______ ____,_____]

To:   Those parties listed on Schedule A attached hereto

Ladies and Gentlemen:

          We acknowledge receipt of a copy of (i) a Notice of Assignment dated as of [_______ __, ____] and (ii) a Lease Assignment dated as of [_______ __, ____] (the "Assignment") by and among Chautauqua Airlines, Inc. and JPMorgan Chase Bank, as Security Trustee, as adequate notice of such Assignment.

          For good and valuable consideration, the receipt of which we hereby acknowledge, we hereby agree that upon receipt of written notice from the Security Trustee that an Event of Default has occurred under the Loan Agreement and is continuing and thereafter, until otherwise notified in writing by Security Trustee, (i) all moneys that may be payable by us pursuant to the Lease shall be paid to the Security Trustee's account at: ________________________ and
(ii) all notices, documents and materials required to be delivered to Chautauqua under the Lease shall be delivered to the Security Trustee at such address as listed on the attached Schedule A.

          This consent shall be governed by and construed in accordance with the laws of the State of New York.

                               [NAME OF LESSEE]

                               By:
                                  ----------------------------------
                                  Name:
                                  Title:

                       SCHEDULE A TO CONSENT TO ASSIGNMENT

CHAUTAUQUA AIRLINES, INC.

2500 S. High School Road
Suite 160
Indianapolis, IN 46241-4943

JPMORGAN CHASE BANK

Institutional Trust Services
450 West 33rd Street, 15th Floor
New York, New York

Attn:  Carol Ng